Putnam
High Income
Bond Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

2-28-05

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From the Trustees

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John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

Over the past year, Putnam has introduced a number of reforms for the benefit of shareholders, including increasing the amount of disclosure for our funds. We are now including additional disclosure about your fund's management teams. Following the Outlook for Your Fund, we provide manager compensation information that pertains to your fund, list any changes in your fund's Portfolio Leader and Portfolio Members during the prior year, and disclose these individuals' other fund management responsibilities at Putnam. We also show how much these individuals, as well as the members of Putnam's Executive Board, have invested in the fund (in dollar ranges). Finally, on page 12, we provide certain information about the most recent approval by the Trustees of your fund's management contract with Putnam.

During the reporting period just ended, the Federal Reserve Board's series of gradual increases in the federal funds rate have occupied much of investors' attention, but generally did not have a significant impact on stock and bond prices. However, over the last two months, we have begun to see a measurable increase in longer-term rates. This, along with the continued high levels of energy prices, has slowed the stock market's momentum even though the U.S. economy is continuing to expand at a moderate pace. Concerns about inflation, dormant for many months, are beginning to influence the markets once again and may well have a negative impact on bond prices.

In the following pages, members of your fund's management teams discuss the fund's performance, the strategies used to keep your fund on track during the reporting period, and the team's plan for responding to the changing market environment.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

April 20, 2005


Report from Fund Management

Fund highlights

 * For the semiannual period ended February 28, 2005, Putnam High Income Bond Fund had total returns of 8.86% at net asset value (NAV) and 6.94% at market price.

 * The fund's new primary benchmark, the Merrill Lynch All-Convertibles Index, returned 5.85%. The fund's former benchmark, the Merrill Lynch All-Convertibles Ex-Mandatory Index, returned 4.80%. The fund's secondary benchmark, the JP Morgan Global High Yield Index, returned 7.37%.

 * The average return for the fund's Lipper category, Convertible
   Securities Funds (closed-end), was 9.03%.

 * During the period, Putnam High Income Opportunities Trust was merged into your fund. See page 5 for details.

 * See the Performance Summary beginning on page 9 for additional fund performance, comparative performance, and Lipper data.

--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 2/28/05
--------------------------------------------------
                                           Market
(inception 7/9/87)             NAV         Price
--------------------------------------------------
6 months                      8.86%          6.94%
--------------------------------------------------
1 year                       10.40           6.71
--------------------------------------------------
5 years                      60.32          76.85
Annual average                9.90          12.08
--------------------------------------------------
10 years                    155.64         110.85
Annual average                9.84           7.75
--------------------------------------------------
Annual average
(life of fund)               10.35           9.25
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes.

Performance commentary

We are pleased to report that your fund posted solid returns during the period and outpaced both its primary and secondary benchmarks, based on results at NAV. We attribute this to effective security selection and generally favorable market conditions. Strong performance from convertible holdings and the fund's significant allocation to high-yield corporate bonds helped it rank competitively in its Lipper peer group; however, the fund slightly underperformed the average return for the group, which currently includes only 12 funds. It is important to note that a fund's performance at market price may differ from its results at NAV. Although market price performance generally reflects investment results, it may also be influenced by several other factors, including changes in investor perceptions of the fund or its investment advisor, market conditions, fluctuations in supply and demand for the fund's shares, and changes in fund distributions.

FUND PROFILE

Putnam High Income Bond Fund seeks to provide high current income by investing in a portfolio of high-yielding convertible and nonconvertible securities with potential for capital appreciation. The fund invests, under normal circumstances, at least 80% of its net assets in bonds rated below investment grade.


Market overview

Over the past six months, market sentiment shifted between caution and exhilaration. From September 1 through November's U.S. presidential election, the market reflected investors' uncertainty. The Federal Reserve Board (the Fed) had begun periodically raising short-term interest rates starting in June 2004. Despite rising rates, bond sales were strong, signaling investors' high level of risk aversion. The possibility of a terrorist incident or voting irregularities weighed on investors' minds in the weeks before Election Day. Sustained high oil prices were an additional cause for concern. However, after voters handed George W. Bush a decisive victory, relieved investors sought more speculative opportunities. The stock market rallied and posted strong gains through the end of the calendar year. The high-yield market, moving in concert with equities, experienced seasonal strength at the end of the calendar year and was further buoyed by increased consolidation activity. Yield spreads -- the difference in yield between higher- and lower-rated bonds of comparable maturities -- narrowed significantly. When this is the case, high-yield bonds offer less of a yield advantage over Treasury bonds of similar maturities.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 2/28/05
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Merrill Lynch All-Convertibles Index (convertible
securities)                                                             5.85%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                        7.37%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         1.26%
-------------------------------------------------------------------------------
Lehman Global Aggregate Bond Index (international bonds)                7.05%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      9.99%
-------------------------------------------------------------------------------
Russell 2000 Index (small-company stocks)                              16.40%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 21.18%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 2/28/05.
-------------------------------------------------------------------------------

Strategy overview

Because yield spreads have narrowed in recent months, and lower-rated bonds now offer a less compelling yield advantage, investors in high-yield and convertible bonds now receive less of a premium for the additional risk they are taking. Consequently, our goal has been to improve the quality of the portfolio while still targeting securities that offer attractive yields.

For example, we emphasized mandatory convertible securities, which must be converted, at a specified date, to common stocks. If the issuing company pays its stockholders a dividend, then the yield on its mandatory convertibles is generally two to three percentage points higher than the stock dividend yield, in order to attract potential investors. On these securities, the higher yield is not a reflection of a weaker credit rating. Our emphasis on mandatory convertibles increased both the quality and the equity sensitivity of the portfolio, a term that indicates how likely the portfolio is to reflect stock market trends.

We also established the fund's first position in non-accreting zero-coupon convertibles, which are described more fully on page 4. We don't typically invest in this type of security but when one of these bonds became available in the secondary market at an attractive discount, we viewed it as an opportunity worth pursuing.

Among the portfolio's high-yield bonds, we also trimmed some of the lower-quality holdings, which had been strong performers. We reduced positions in wireless communications, chemicals, media companies, auto suppliers, and technology companies.


[GRAPHIC OMITTED: horizontal bar chart PORTFOLIO COMPOSITION COMPARED]

PORTFOLIO COMPOSITION COMPARED

                         as of 8/31/04       as of 2/28/05
Convertible
securities                   48.9%               50.6%

Corporate bonds
and notes                    41.0%               41.2%

Short-term
investments                   7.2%                6.5%

Common stocks                 2.0%                0.9%

Other                         0.6%                0.7%

Preferred stocks              0.3%                0.1%

Footnote reads:
This chart shows how the fund's weightings have changed over the past six months. Weightings are shown as a percentage of market value.
Holdings will vary over time.


How fund holdings affected performance

Among the fund's convertible holdings, our position in Titan International was a top contributor to relative performance during the period. The company is the largest independent manufacturer of tires and wheels for tractors and other off-road vehicles. The convertible bonds, which we purchased at par value, have appreciated over 30% in the short time the fund has owned them. We continue to hold this position. The fund also established a position in the convertible preferred stock of Huntsman Corporation, a chemical manufacturer that, until just recently, had been privately owned. The value of these shares increased nearly 20% since the company went public. We maintained the position.

As noted in the Strategy Overview section, we established a position in a non-accreting, zero-coupon convertible. Unlike conventional zero coupon bonds, which are issued at a discount and increase in value through accretion (the accumulation of capital gains), these bonds are issued at par value. They offer no interest income and can increase in value only through their link to the underlying stock. The value of the zero coupon convertible bonds issued by ON Semiconductor had declined in response to weakening of the underlying common stock. Given our positive assessment of the firm's credit rating, we believed these zero coupon bonds were so undervalued that despite their lack of interest payments, they offered an implied yield of more than 6%. By the end of the reporting period, they had contributed positively to the fund's returns.

[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS
(Percent of fund's net assets as of 2/28/05)

Convertible Securities

1 Northrop Grumman Corp. (2.1%)
  Cumulative convertible preferred, series B, $7.00
  Capital goods

2 Schering-Plough Corp. (1.6%)
  Convertible preferred, $3.00
  Health care

3 Owens-Illinois, Inc. (1.4%)
  Convertible preferred, $2.375
  Capital goods

4 TXI Capital Trust I (1.3%)
  Convertible preferred, $2.75
  Consumer cyclicals

5 Host Marriott Financial Trust (1.3%)
  Convertible preferred, $3.375
  Financial

Corporate Bonds

1 Dow Jones CDX HY (2.3%)
  144A pass-through certificates 7 3/4s, 2009
  Other

2 Qwest Corp. (0.4%)
  144A notes 9 1/8s, 2012
  Communications services

3 Nextel Communications, Inc. (0.3%)
  Senior notes 5.95s, 2014
  Communications services

4 Charter Communications Holdings,
  LLC/Capital Corp. (0.3%)
  Senior notes 11 1/8s, 2011
  Consumer staples

5 Qwest Communications International,
  Inc. (0.3%)
  144A Senior notes 7 3/4s, 2014
  Communications services

Footnote reads:
The fund's holdings will change over time.

The fund's positions in natural gas-related utilities also performed well, as a result of strong and growing demand. Notable among these utilities were Williams Companies, Aquila, ONEOK, and Southern Union. Among traditional oil companies, the fund's Amerada-Hess holdings posted strong results, as oil prices remained high. Bonds issued by Lyondell Chemical were standout performers among the fund's high-yield holdings. This company had been through some difficult years, as the costs of the raw materials used to produce its products had risen, foreign competition had intensified, and economic variables not in its control caused demand for its products to fluctuate. Eventually, the improving economy helped chemical companies in general. Lyondell was able to pass along higher energy costs to consumers, which improved its financial performance.

A position in the high-yield bonds of Icon Health detracted from the fund's results during the period. The company, which manufactures exercise equipment for home gyms, faced rising materials costs and was not able to pass these costs on to consumers. We believe this situation is likely to be temporary and we continue to hold the position. Star Gas Partners, LP was another detractor during the period. This distributor of home heating oil had not hedged against rising oil prices, and as a result suffered when oil prices rose higher. The company also had some service issues that led to a decline in its customer base. We think the issues will be resolved and we continue to hold the position.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

OF SPECIAL INTEREST

Merger with Putnam High Income Opportunities Trust completed

On January 13, 2005, shareholders of your fund and Putnam High Income Opportunities Trust approved a merger of Putnam High Income
Opportunities Trust into your fund, and the merger was completed on January 21, 2005. Putnam High Income Opportunities Trust was a closed-end, fixed income fund whose objectives, strategy, and investments were substantially similar to those of your fund.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management teams' plans for responding to them.

We believe the fundamental backdrop remains favorable for high-yield bonds and convertible bond investing. Default rates have been low, and the strong economy has contributed to a healthy credit environment. In our opinion, companies that exhibit poor credit ratings in this economy probably have significant operational problems that we would choose to avoid. However, at this point in the credit cycle, spreads have tightened to such an extent that returns will likely be muted compared to the strong results of 2004. We believe the opportunity to capitalize on narrowing yield spreads has essentially passed. Because the economy has matured, we are looking for select opportunities that offer high yields without increased credit risk. Among convertibles, we will continue to target securities and situations that offer a structurally high yield, as we discussed in the Strategy Overview of this report. We will seek to achieve higher-quality holdings and a greater degree of equity sensitivity in the portfolio.

Within the convertible portion of the portfolio we will continue to seek special opportunities, without emphasis on particular sectors, and generally will seek to own about 70 issues. The high-yield portion of the portfolio typically holds a larger number of issues and we actively manage sector exposures in an effort to improve relative performance.

We remain committed to combining our strengths in fundamental and quantitative research to uncover attractive opportunities within the high-yield and convertible markets.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk.


Your fund's management

Your fund is managed by the members of the Putnam Large-Cap Value and Core Fixed-Income High-Yield teams. David King is the Portfolio Leader and Robert Salvin is a Portfolio Member of your fund. The Portfolio Leader and Portfolio Member coordinate the teams' management of the fund.

For a complete listing of the members of the Putnam Large-Cap Value and Core Fixed-Income High-Yield teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund ownership

The table below shows how much the fund's current Portfolio Leader and Portfolio Member have invested in the fund (in dollar ranges).
Information shown is for February 28, 2005, and February 29, 2004.

-------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER AND PORTFOLIO MEMBER
-------------------------------------------------------------------------------------------------------------
                                    $1 -        $10,001 -   $50,001-     $100,001 -   $500,001 -   $1,000,001
                    Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000     and over
-------------------------------------------------------------------------------------------------------------
David King          2005      *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader    2004      *
-------------------------------------------------------------------------------------------------------------
Robert Salvin       2005                           *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    N/A
-------------------------------------------------------------------------------------------------------------

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 2/29/04.


Changes in your fund's Portfolio Leader and Portfolio Members

During the year ended February 28, 2005, Portfolio Member George Maris left your fund's management team.

Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $600,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Group Chief Investment Officers of the fund's broader investment categories for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. These percentages are determined as of the fund's fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

David King is also a Portfolio Leader of Putnam Convertible Income-Growth Trust and Putnam New Value Fund. He is also a Portfolio Member of The Putnam Fund for Growth and Income. David King and Robert Salvin may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Fund ownership

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is for February 28, 2005, and February 29, 2004.


--------------------------------------------------------------------------------------------------
PUTNAM EXECUTIVE BOARD
--------------------------------------------------------------------------------------------------
                                                    $1 -        $10,001 -   $50,001-     $100,001
                                    Year     $0     $10,000     $50,000     $100,000     and over
--------------------------------------------------------------------------------------------------
Philippe Bibi                       2005      *
--------------------------------------------------------------------------------------------------
Chief Technology Officer            2004      *
--------------------------------------------------------------------------------------------------
John Boneparth                      2005      *
--------------------------------------------------------------------------------------------------
Head of Global Institutional Mgmt   2004      *
--------------------------------------------------------------------------------------------------
Joshua Brooks                       2005      *
--------------------------------------------------------------------------------------------------
Deputy Head of Investments           N/A
--------------------------------------------------------------------------------------------------
Kevin Cronin                        2005      *
--------------------------------------------------------------------------------------------------
Head of Investments                  N/A
--------------------------------------------------------------------------------------------------
Charles Haldeman, Jr.               2005                *
--------------------------------------------------------------------------------------------------
President and CEO                   2004      *
--------------------------------------------------------------------------------------------------
Amrit Kanwal                        2005      *
--------------------------------------------------------------------------------------------------
Chief Financial Officer              N/A
--------------------------------------------------------------------------------------------------
Steven Krichmar                     2005      *
--------------------------------------------------------------------------------------------------
Chief of Operations                  N/A
--------------------------------------------------------------------------------------------------
Francis McNamara, III               2005      *
--------------------------------------------------------------------------------------------------
General Counsel                      N/A
--------------------------------------------------------------------------------------------------
Richard Monaghan                    2005      *
--------------------------------------------------------------------------------------------------
Head of Retail Management           2004      *
--------------------------------------------------------------------------------------------------
Richard Robie, III                  2005      *
--------------------------------------------------------------------------------------------------
Chief Administrative Officer         N/A
--------------------------------------------------------------------------------------------------
Edward Shadek                       2005      *
--------------------------------------------------------------------------------------------------
Deputy Head of Investments           N/A
--------------------------------------------------------------------------------------------------

N/A indicates the individual was not a member of Putnam's Executive Board as of 2/29/04.


Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended February 28, 2005. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares.

------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 2/28/05
------------------------------------------------------------
                                        NAV     Market price
------------------------------------------------------------
6 months                               8.86%      6.94%
------------------------------------------------------------
1 year                                10.40       6.71
------------------------------------------------------------
5 years                               60.32      76.85
Annual average                         9.90      12.08
------------------------------------------------------------
10 years                             155.64     110.85
Annual average                         9.84       7.75
------------------------------------------------------------
Annual average
Life of fund (since 7/9/87)           10.35       9.25
------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes.



------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 2/28/05
------------------------------------------------------------
Distributions (number)                  6
------------------------------------------------------------
Income                                  $0.279
------------------------------------------------------------
Capital gains                           --
------------------------------------------------------------
Total                                   $0.279
------------------------------------------------------------
Share value:                            NAV     Market price
------------------------------------------------------------
8/31/04                                 $8.37    $7.62
------------------------------------------------------------
2/28/05                                  8.80     7.87
------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------
Current dividend rate 1                 6.34%    7.09%
------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.


-----------------------------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 2/28/05
-----------------------------------------------------------------------------------------------------
                                                                                     Lipper
                               Merrill Lynch       JP Morgan                         Convertible
                               All-Convertibles    Global        Merrill Lynch       Securities Funds
                               Ex-Mandatory        High Yield    All-Convertibles    (closed-end)
                               Index               Index         Index*              category average++
-----------------------------------------------------------------------------------------------------
6 months                         4.80%               7.37%         5.85%               9.03%
-----------------------------------------------------------------------------------------------------
1 year                           1.98               10.95          3.00                7.04
-----------------------------------------------------------------------------------------------------
5 years                         -2.31               46.25         -1.35               10.40
Annual average                  -0.47                7.90         -0.27                1.54
-----------------------------------------------------------------------------------------------------
10 years                       172.45              120.98        170.48              125.38
Annual average                  10.54                8.25         10.46                8.39
-----------------------------------------------------------------------------------------------------
Annual average
-----------------------------------------------------------------------------------------------------
Life of fund
(since 7/9/87)                    --[SECTION MARK]     --+           --*               9.17
-----------------------------------------------------------------------------------------------------

   Index and Lipper results should be compared to fund performance at net asset value. Lipper calculations for reinvested dividends may differ from actual performance.

 * Putnam Management has recently undertaken a review of the fund's benchmarks. The Merrill Lynch All-Convertibles Index replaces the Merrill Lynch All-Convertibles Ex-Mandatory Index as the primary performance benchmark for this fund because, in Putnam Management's opinion, the securities tracked by this index more accurately reflect the types of securities that will be held by the fund. Index began operations on 12/31/87.

 + Index began operations on 12/31/93.

++ Over the 6-month and 1-, 5-, and 10-year periods ended 2/28/05, there were 12, 12, 7, and 7 funds, respectively, in this Lipper category.

[SECTION MARK] Index began operations on 12/31/87.


----------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 3/31/05 (MOST RECENT CALENDER QUARTER)
----------------------------------------------------------------------
                                        NAV     Market price
----------------------------------------------------------------------
6 months                               4.80%     -0.70%
----------------------------------------------------------------------
1 year                                 7.44       1.31
----------------------------------------------------------------------
5 years                               59.72      62.15
Annual average                         9.82      10.15
----------------------------------------------------------------------
10 years                             144.65     104.31
Annual average                         9.36       7.41
----------------------------------------------------------------------
Annual average
Life of fund (since 7/9/87)           10.15       8.89
----------------------------------------------------------------------

Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the American Stock Exchange and the New York Stock Exchange.

Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Merrill Lynch All-Convertibles Index is an unmanaged index of U.S. convertible securities.

Merrill Lynch All-Convertibles Ex-Mandatory Index is an unmanaged index of U.S. convertible securities, excluding those with mandatory conversion provisions.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of each fund's management contract with Putnam Management. In this regard the Board of Trustees, with the assistance of its Contract Committee consisting solely of Independent Trustees, requests and evaluates all information it deems reasonably necessary in the circumstances. Over the course of several months beginning in March and ending in June of 2004, the Contract Committee reviewed the information provided by Putnam Management and other information developed with the assistance of the Board's independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund's contract, effective July 1, 2004.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such service, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below.

Model fee schedules and categories; total expenses

The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund's management fee is consistent with the fees for similar funds in the Putnam complex and compares favorably with fees paid by competitive funds sponsored by other advisors. The Trustees reviewed the model fee schedule currently in effect for the fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. The Trustees also reviewed comparative fee and expense information for competitive funds. The Trustees concluded that no changes should be made in the fund's current fee schedule at this time. The Trustees noted that expense ratios for a number of Putnam funds had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004. They also noted that the competitive landscape regarding mutual fund fees may be changing as a result of fee reductions accepted by various other fund groups in connection with recent regulatory settlements and greater focus on fees and expenses in the mutual fund industry generally. The Trustees indicated an intention to monitor these developments closely.

Economies of scale

As noted above, the Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. The Trustees indicated their intention to continue their ongoing consideration of economies of scale and in particular to consider further the possible operation of such economies in the event that a significant recovery in the equity markets or net fund sales were to raise asset levels substantially above current levels. In this regard, the Trustees noted that they had reviewed data relating to the substantial increase in asset levels of the Putnam funds that occurred during the years leading up to the market peak in 2000, the subsequent decline in assets and the resulting impact on revenues and expenses of Putnam Management. The Trustees also noted that recent declines in net assets in many Putnam funds, together with significant changes in the cost structure of Putnam Management have altered the economics of Putnam Management's business in significant ways. The Trustees concluded that they would monitor these changes carefully and evaluate the resulting impact on Putnam Management's economics and the sharing of economies of scale between the parties.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees' evaluation of the quality of services provided by Putnam Management under the Management Contracts. The Trustees recognized that a high quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund's performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds.

They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such under-performance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line in an effort to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted. As a general matter, the Trustees concluded that consultation between the Trustees and Putnam Management represents the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds and their financial advisors have, as a general matter, effectively placed their trust in the Putnam organization, under the supervision of the funds' Trustees, to make appropriate decisions regarding the management of the funds. The Trustees believe that the termination of the Management Contract and engagement of a new investment adviser for under-performing funds, with all the attendant disruptions, would not serve the interests of fund shareholders at this time and would not necessarily provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the Management Contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, which pertain mainly to funds investing in equity securities. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage represent assets of the funds that should be used for the benefit of fund shareholders. The Trustees noted recent trends in the allocation of fund brokerage, including commission costs, the allocation of brokerage to firms that provide research services to Putnam Management, and the sources and application of available soft-dollar credits. Effective December 31, 2003, reflecting a decision made by the Trustees earlier that year, Putnam Management ceased allocating brokerage in connection with the sale of fund shares. In addition, in preparing its budget for commission allocations in 2004, Putnam Management voluntarily reduced substantially the allocation of brokerage commissions to acquire research services from third-party service providers. In light of evolving best practices in the mutual fund industry, the Trustees concluded that this practice should be further curtailed and possibly eliminated in the near future. The Trustees indicated that they would continue to monitor the allocation of the funds' brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of the annual contract reviews included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans and college endowments. This information included comparison of such fees with fees charged to the Putnam funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees devoted special attention to these issues and reviewed recent articles by critics of mutual fund fees, articles by the ICI defending such fee differences, and relevant guidance provided by decisions of the courts. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflects to a substantial degree historical competitive forces operating in separate market places. In reaching their conclusions, the Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, and also considered the differences between the services that Putnam provides to the Putnam funds and those that it provides to institutional clients of the firm.

Settlement of regulatory charges related to market timing

Finally, in reaching their conclusions, the Trustees considered all matters pertinent to the administrative charges filed against Putnam Management by the SEC and the Commonwealth of Massachusetts in October 2003 relating to market timing, the firm's settlement of those charges, and the conclusions and recommendations of the Trustees' Audit and Pricing Committee based on its review of these matters. The Trustees considered the actions taken by the owner of Putnam Management and its new senior management to terminate or discipline the individuals involved, to implement new compliance systems, to indemnify the funds against all costs and liabilities related to these matters, and otherwise to ensure that the interests of the funds and their shareholders are fully protected. The Trustees noted that, in addition to the settlements of the regulatory charges which will provide comprehensive restitution for any losses suffered by shareholders, the new senior management of Putnam Management has moved aggressively to control expense ratios of funds affected by market timing, to reduce charges to new investors, to improve disclosure of fees and expenses, and to emphasize the paramount role of investment performance in achieving shareholders' investment goals.


Other information for shareholders

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
February 28, 2005 (Unaudited)

Corporate bonds and notes (42.4%) (a)
Principal amount                                                          Value

Basic Materials (4.4%)
-------------------------------------------------------------------------------
        $2,000 Abitibi-Consolidated Finance LP
               company guaranty 7 7/8s, 2009                             $2,090
       160,000 Acetex Corp. sr. notes 10 7/8s, 2009
               (Canada)                                                 172,800
        20,000 AK Steel Corp. company guaranty
               7 3/4s, 2012                                              21,200
       220,000 Almatis Investment Holdings,
               S.a.r.l. bonds 11s, 2013
               (Luxembourg) (PIK)                                       224,400
       260,000 BCP Caylux Holdings Luxembourg SCA
               144A  sr. sub. notes 9 5/8s, 2014
               (Luxembourg)                                             300,300
        80,000 Century Aluminum Co. 144A company
               guaranty 7 1/2s, 2014                                     86,000
EUR     70,000 Cognis Holding GmbH & Co. 144A sr.
               notes 9 1/2s, 2014 (Germany)                             105,678
      $235,000 Compass Minerals Group, Inc. company
               guaranty 10s, 2011                                       263,788
        65,000 Compass Minerals International, Inc.
               sr. disc. notes
               stepped-coupon Ser. B, zero % (12s,
               6/1/08), 2013 (STP)                                       54,600
       180,000 Compass Minerals International, Inc.
               sr. notes stepped-coupon zero %
               (12 3/4s, 12/15/07), 2012 (STP)                          158,400
       155,000 Crystal US Holdings, LLC/US Sub 3
               Corp. 144A sr. disc. notes
               stepped-coupon zero % (10s,
               10/1/09), 2014 (STP)                                     115,088
       148,000 Equistar Chemicals LP notes 8 3/4s,
               2009                                                     165,390
       352,000 Equistar Chemicals LP/Equistar
               Funding Corp.  company guaranty
               10 1/8s, 2008                                            405,680
        95,000 Georgia-Pacific Corp. bonds 7 3/4s,
               2029                                                     111,863
       165,000 Georgia-Pacific Corp. company
               guaranty 9 3/8s, 2013                                    190,781
       272,000 Georgia-Pacific Corp. debs. 7.7s,
               2015                                                     316,200
       240,000 Gerdau Ameristeel Corp. sr. notes
               10 3/8s, 2011 (Canada)                                   276,000
       309,000 Hercules, Inc. company guaranty
               11 1/8s, 2007                                            363,075
       180,000 Hercules, Inc. company guaranty
               6 3/4s, 2029                                             185,400
        50,000 Huntsman Advanced Materials, LLC
               144A sec. FRN 10.89s, 2008                                53,500
        65,000 Huntsman Advanced Materials, LLC
               144A sec. notes 11s, 2010                                 76,538
        37,000 Huntsman ICI Holdings sr. disc.
               notes zero %, 2009                                        21,090
        97,000 Huntsman, LLC company guaranty
               11 5/8s, 2010                                            117,128
        80,000 Huntsman, LLC 144A company guaranty
               11 1/2s, 2012                                             95,200
       425,000 Innophos, Inc. 144A sr. sub. notes
               8 7/8s, 2014                                             456,875
        85,000 International Steel Group, Inc. sr.
               notes 6 1/2s, 2014                                        90,950
         3,000 ISP Holdings, Inc. sec. sr. notes
               Ser. B, 10 5/8s, 2009                                      3,270
       150,000 Jefferson Smurfit Corp. company
               guaranty 7 1/2s, 2013                                    158,063
EUR    150,000 JSG Holding PLC sr. notes 11 1/2s,
               2015 (Ireland) (PIK)                                     198,085
       $20,000 Lyondell Chemical Co. bonds 11 1/8s,
               2012                                                      23,600
       270,000 Lyondell Chemical Co. company
               guaranty 10 1/2s, 2013                                   319,275
       108,000 Lyondell Chemical Co. notes Ser. A,
               9 5/8s, 2007                                             118,260
       275,000 MDP Acquisitions PLC sr. notes
               9 5/8s, 2012 (Ireland)                                   304,563
EUR     15,000 Nalco Co. sr. notes 7 3/4s, 2011                          21,988
EUR    190,000 Nalco Co. sr. sub. notes 9s, 2013                        286,085
      $285,000 Nalco Co. sr. sub. notes 8 7/8s,
               2013                                                     314,925
       265,000 Norske Skog Canada, Ltd. sr. notes
               7 3/8s, 2014 (Canada)                                    278,250
       260,000 Novels, Inc. 144A sr. notes 7 1/4s,
               2015 (Canada)                                            269,100
       148,822 PCI Chemicals Canada sec. sr. notes
               10s, 2008 (Canada)                                       159,240
        24,074 Pioneer Companies, Inc. sec. sr.
               notes FRN 6.05s, 2006                                     25,398
        75,000 PQ Corp. 144A company guaranty
               7 1/2s, 2013                                              77,719
EUR    310,000 Rockwood Specialties Group, Inc.
               company guaranty 7 5/8s, 2014                            432,004
EUR    105,000 SGL Carbon SA 144A sr. notes 8 1/2s,
               2012 (Luxembourg)                                        156,218
      $180,000 Steel Dynamics, Inc. company
               guaranty 9 1/2s, 2009                                    196,425
        17,046 Sterling Chemicals, Inc. sec. notes
               10s, 2007 (PIK)                                           17,046
       170,000 Stone Container Corp. sr. notes
               9 3/4s, 2011                                             185,300
        95,000 Stone Container Corp. sr. notes
               8 3/8s, 2012                                             102,838
        40,000 Stone Container Finance company
               guaranty 7 3/8s, 2014 (Canada)                            42,050
         3,000 Tembec Industries, Inc. company
               guaranty 8 5/8s, 2009 (Canada)                             3,008
       120,000 Ucar Finance, Inc. company guaranty
               10 1/4s, 2012                                            133,500
        57,000 United Agri Products 144A sr. notes
               8 3/4s, 2011                                              62,130
       279,000 United States Steel Corp. sr. notes
               9 3/4s, 2010                                             318,060
        12,000 Wheeling-Pittsburgh Steel Corp. sr.
               notes 6s, 2010 (PIK)                                      10,200
        23,330 Wheeling-Pittsburgh Steel Corp. sr.
               notes 5s, 2011 (PIK)                                      19,831
        40,000 WHX Corp. sr. notes 10 1/2s, 2005                         37,600
                                                                 --------------
                                                                      8,704,045

Capital Goods (4.0%)
-------------------------------------------------------------------------------
       153,000 AEP Industries, Inc. sr. sub. notes
               9 7/8s, 2007                                             156,251
EUR    350,000 Aero Invest 1 SA 144A company
               guaranty  FRN 10.635s, 2015
               (Luxembourg)                                             461,617
      $310,000 AGCO Corp. company guaranty 9 1/2s,
               2008                                                     327,050
       293,000 Allied Waste North America, Inc.
               company guaranty Ser. B, 8 1/2s,
               2008                                                     314,975
       180,000 Amsted Industries, Inc. 144A sr.
               notes 10 1/4s, 2011                                      203,400
       415,000 Argo-Tech Corp. sr. notes 9 1/4s,
               2011                                                     456,500
        50,000 BE Aerospace, Inc. sr. notes 8 1/2s,
               2010                                                      55,750
         6,000 BE Aerospace, Inc. sr. sub. notes
               Ser. B, 8 7/8s, 2011                                       6,315
       455,000 BE Aerospace, Inc. sr. sub. notes
               Ser. B, 8s, 2008                                         456,138
       160,000 Blount, Inc. sr. sub. notes 8 7/8s,
               2012                                                     174,800
        65,000 Browning-Ferris Industries, Inc.
               debs. 7.4s, 2035                                          57,688
       140,000 Browning-Ferris Industries, Inc. sr.
               notes 6 3/8s, 2008                                       138,950
       340,000 Crown Euro Holdings SA sec. notes
               10 7/8s, 2013 (France)                                   403,750
EUR     15,000 Crown Euro Holdings SA sec. notes
               10 1/4s, 2011 (France)                                    22,894
      $115,000 Crown Euro Holdings SA sec. notes
               9 1/2s, 2011 (France)                                    129,375
       238,000 Decrane Aircraft Holdings Co.
               company guaranty zero %, 2008                             90,440
       199,000 Earle M. Jorgensen Co. sec. notes
               9 3/4s, 2012                                             222,880
EUR     80,000 Flender Holdings 144A sr. notes 11s,
               2010 (Germany)                                           128,898
      $129,000 Flowserve Corp. company guaranty
               12 1/4s, 2010                                            141,900
        75,000 Hexcel Corp. sr. sub. notes 9 3/4s,
               2009                                                      78,000
       170,000 Invensys, PLC notes 9 7/8s, 2011
               (United Kingdom)                                         183,600
       100,000 L-3 Communications Corp. company
               guaranty 7 5/8s, 2012                                    109,250
        80,000 L-3 Communications Corp. company
               guaranty 6 1/8s, 2013                                     82,600
       405,000 Legrand SA debs. 8 1/2s, 2025
               (France)                                                 502,200
       124,000 Manitowoc Co., Inc. (The) company
               guaranty 10 1/2s, 2012                                   142,910
EUR     45,000 Manitowoc Co., Inc. (The) company
               guaranty 10 3/8s, 2011                                    67,010
       $50,000 Manitowoc Co., Inc. (The) sr. notes
               7 1/8s, 2013                                              54,125
       315,000 Milacron Escrow Corp. sec. notes
               11 1/2s, 2011                                            346,500
        50,000 Mueller Group, Inc. sec. FRN 7.493s,
               2011                                                      51,375
       335,000 Mueller Group, Inc. sr. sub. notes
               10s, 2012                                                368,500
         5,000 Owens-Brockway Glass company
               guaranty 8 7/8s, 2009                                      5,413
       240,000 Owens-Brockway Glass company
               guaranty 8 1/4s, 2013                                    264,000
       100,000 Owens-Brockway Glass company
               guaranty 7 3/4s, 2011                                    108,000
       217,000 Owens-Brockway Glass sr. sec. notes
               8 3/4s, 2012                                             242,498
        15,000 Owens-Illinois, Inc. debs. 7.8s,
               2018                                                      16,088
       205,000 Polypore, Inc. sr. sub. notes
               8 3/4s, 2012                                             205,000
       285,000 Sequa Corp. sr. notes Ser. B,
               8 7/8s, 2008                                             310,650
       205,000 Siebe PLC 144A sr. unsub. 6 1/2s,
               2010 (United Kingdom)                                    197,313
       125,000 Solo Cup Co. sr. sub. notes 8 1/2s,
               2014                                                     130,000
        40,000 Terex Corp. company guaranty 9 1/4s,
               2011                                                      44,600
        82,000 Terex Corp. company guaranty Ser. B,
               10 3/8s, 2011                                             91,225
       430,000 Titan Corp. (The) company guaranty
               8s, 2011                                                 462,250
                                                                 --------------
                                                                      8,012,678

Communication Services (3.4%)
-------------------------------------------------------------------------------
        54,000 Alamosa Delaware, Inc. company
               guaranty 11s, 2010                                        62,910
        49,000 Alamosa Delaware, Inc. company
               guaranty  stepped-coupon zero %
               (12s, 7/31/05), 2009 (STP)                                53,410
        90,000 Alamosa Delaware, Inc. sr. notes
               8 1/2s, 2012                                              97,650
        45,000 American Cellular Corp. company
               guaranty 9 1/2s, 2009                                     43,875
        71,000 American Tower Corp. sr. notes
               9 3/8s, 2009                                              74,550
        90,000 American Tower Corp. sr. notes
               7 1/2s, 2012                                              94,725
       165,000 American Towers, Inc. company
               guaranty 7 1/4s, 2011                                    175,725
        28,862 Asia Global Crossing, Ltd. sr. notes
               13 3/8s, 2010 (Bermuda) (In default)
               (NON)                                                      1,443
       215,000 Centennial Cellular Operating Co.
               company guaranty 10 1/8s, 2013                           249,400
        35,000 Cincinnati Bell Telephone Co.
               company guaranty 6.3s, 2028                               32,550
       180,000 Cincinnati Bell, Inc. sr. sub. notes
               8 3/8s, 2014                                             186,075
        80,000 Cincinnati Bell, Inc. sr. sub. notes
               7 1/4s, 2023                                              80,200
       240,000 Citizens Communications Co. notes
               9 1/4s, 2011                                             276,600
       205,000 Citizens Communications Co. sr.
               notes 6 1/4s, 2013                                       203,463
       272,000 Crown Castle International Corp. sr.
               notes 9 3/8s, 2011                                       301,920
        60,000 Eircom Funding company guaranty
               Ser. US$, 8 1/4s, 2013 (Ireland)                          67,050
        22,872 Globix Corp. company guaranty 11s,
               2008 (PIK)                                                21,728
       230,000 Inmarsat Finance PLC company
               guaranty 7 5/8s, 2012 (United
               Kingdom)                                                 240,925
       230,000 Inmarsat Finance PLC company
               guaranty  stepped-coupon zero %
               (10 3/8s, 10/15/08), 2012 (United
               Kingdom) (STP)                                           173,938
        70,000 iPCS, Inc. sr. notes 11 1/2s, 2012                        81,200
        25,000 IWO Escrow Co. 144A sec. FRN 5.77s,
               2012                                                      25,875
        25,000 IWO Escrow Co. 144A sr. disc. notes
               stepped-coupon zero % (10 3/4s,
               1/15/10), 2015 (STP)                                      16,375
       180,000 Level 3 Financing, Inc. 144A sr.
               notes 10 3/4s, 2011                                      162,000
       160,000 Madison River Capital Corp. sr.
               notes 13 1/4s, 2010                                      171,200
       270,000 MCI, Inc. sr. notes 8.735s, 2014                         303,413
       220,000 MCI, Inc. sr. notes 7.688s, 2009                         231,825
        22,000 Nextel Communications, Inc. sr.
               notes 6 7/8s, 2013                                        23,760
       625,000 Nextel Communications, Inc. sr.
               notes 5.95s, 2014                                        649,219
        68,000 Nextel Partners, Inc. sr. notes
               12 1/2s, 2009                                             76,075
       290,000 Nextel Partners, Inc. sr. notes
               8 1/8s, 2011                                             320,450
       540,000 Qwest Communications International,
               Inc.  144A sr. notes 7 3/4s, 2014                        556,200
       615,000 Qwest Corp. 144A notes 9 1/8s, 2012                      711,863
        85,000 Qwest Services Corp. 144A notes
               14 1/2s, 2014                                            106,675
       150,000 Qwest Services Corp. 144A notes 14s,
               2010                                                     178,125
        30,000 Rogers Cantel, Inc. debs. 9 3/4s,
               2016 (Canada)                                             37,050
       110,000 Rogers Wireless Communications, Inc.
               sec. notes 9 5/8s, 2011 (Canada)                         130,900
        55,000 Rural Cellular Corp. sr. notes
               9 7/8s, 2010                                              58,025
       235,000 Rural Cellular Corp. sr. sub. notes
               9 3/4s, 2010                                             224,425
        75,000 SBA Communications Corp. 144A sr.
               notes 8 1/2s, 2012                                        81,000
        75,000 SBA Telecommunications Inc./SBA
               Communications Corp. sr. disc. notes
               stepped-coupon zero % (9 3/4s,
               12/15/07), 2011 (STP)                                     65,625
        29,000 TSI Telecommunication Services, Inc.
               company guaranty Ser. B, 12 3/4s,
               2009                                                      32,698
        75,000 Valor Telecommunications Enterprises
               LLC/Finance Corp. 144A sr. notes
               7 3/4s, 2015                                              77,813
                                                                 --------------
                                                                      6,759,928

Consumer Cyclicals (9.8%)
-------------------------------------------------------------------------------
       400,000 Advertising Direct 144A sr. notes
               9 1/4s, 2012 (Canada)                                    422,500
       100,000 Ameristar Casinos, Inc. company
               guaranty 10 3/4s, 2009                                   111,125
        65,000 ArvinMeritor, Inc. notes 8 3/4s,
               2012                                                      73,450
       105,000 Asbury Automotive Group, Inc. sr.
               sub. notes 8s, 2014                                      108,413
       260,000 Autonation, Inc. company guaranty
               9s, 2008                                                 293,800
        75,000 Bear Creek Corp. 144A sr. notes 9s,
               2013                                                      76,688
        95,000 Beazer Homes USA, Inc. company
               guaranty 8 5/8s, 2011                                    103,313
        35,000 Beazer Homes USA, Inc. company
               guaranty 8 3/8s, 2012                                     38,456
        30,000 Boyd Gaming Corp. sr. sub. notes
               8 3/4s, 2012                                              33,225
        25,000 Boyd Gaming Corp. sr. sub. notes
               7 3/4s, 2012                                              27,031
       290,000 Boyd Gaming Corp. sr. sub. notes
               6 3/4s, 2014                                             302,688
        70,000 Building Materials Corp. company
               guaranty 8s, 2008                                         72,363
        90,000 CanWest Media, Inc. sr. sub. notes
               10 5/8s, 2011 (Canada)                                    99,900
       356,394 CanWest Media, Inc. 144A sr. sub.
               notes 8s, 2012 (Canada)                                  383,124
        85,000 Chumash Casino & Resort Enterprise
               144A sr. notes 9s, 2010                                   93,075
        30,000 D.R. Horton, Inc. company guaranty
               8s, 2009                                                  33,223
        50,000 D.R. Horton, Inc. sr. notes 7 7/8s,
               2011                                                      57,375
        35,000 D.R. Horton, Inc. sr. notes 6 7/8s,
               2013                                                      38,325
       215,000 D.R. Horton, Inc. sr. notes 5 7/8s,
               2013                                                     220,036
        35,000 Dana Corp. notes 10 1/8s, 2010                            38,068
       251,000 Dana Corp. notes 9s, 2011                                302,587
        25,000 Dana Corp. notes 7s, 2029                                 24,358
       125,000 Dayton Superior Corp. sec. notes
               10 3/4s, 2008                                            134,375
        44,000 Delco Remy International, Inc.
               company guaranty 11s, 2009                                46,420
       270,000 Delco Remy International, Inc. sr.
               sub. notes 9 3/8s, 2012                                  259,875
       245,000 Dex Media West, LLC/Dex Media
               Finance Co. sr. notes  Ser. B,
               8 1/2s,2010                                              268,275
       115,000 Dex Media, Inc. disc. notes zero %,
               2013                                                      90,563
       455,000 Dex Media, Inc. notes 8s, 2013                           493,675
        40,000 Dura Operating Corp. company
               guaranty Ser. B, 8 5/8s, 2012                             40,000
       100,000 FelCor Lodging LP company guaranty
               9s, 2008 (R)                                             113,125
       160,000 Gaylord Entertainment Co. sr. notes
               8s, 2013                                                 173,400
        60,000 Goodyear Tire & Rubber Co. (The)
               notes 8 1/2s, 2007                                        63,600
       435,000 Goodyear Tire & Rubber Co. (The)
               notes 7.857s, 2011                                       453,488
        45,000 Goodyear Tire & Rubber Co. (The)
               notes 6 3/8s, 2008                                        45,450
       180,000 Hasbro, Inc. notes 5.6s, 2005                            181,800
        78,000 HMH Properties, Inc. company
               guaranty Ser. B, 7 7/8s, 2008 (R)                         80,145
        60,000 Host Marriott LP company guaranty
               Ser. G, 9 1/4s, 2007 (R)                                  66,000
       128,000 Host Marriott LP sr. notes Ser. E,
               8 3/8s, 2006 (R)                                         132,480
       215,000 Host Marriott LP 144A sr. notes 7s,
               2012 (R)                                                 225,750
       405,000 Houghton Mifflin Co. sr. sub. notes
               9 7/8s, 2013                                             428,288
       155,000 Icon Health & Fitness company
               guaranty 11 1/4s, 2012                                   120,900
       150,000 JC Penney Co., Inc. debs. 7.95s,
               2017                                                     179,036
       220,000 JC Penney Co., Inc. debs. 7 1/8s,
               2023                                                     245,263
       130,000 JC Penney Co., Inc. notes 9s, 2012                       159,575
        10,000 JC Penney Co., Inc. notes 8s, 2010                        11,328
       120,000 Jostens Holding Corp. sr. disc.
               notes  stepped-coupon zero %
               (10 1/4s, 12/1/08), 2013 (STP)                            86,400
       325,000 Jostens IH Corp. 144A company
               guaranty 7 5/8s, 2012                                    335,563
       130,000 K. Hovnanian Enterprises, Inc.
               company guaranty 8 7/8s, 2012                            144,300
        90,000 K. Hovnanian Enterprises, Inc.
               company guaranty 6 3/8s, 2014                             93,150
        60,000 K. Hovnanian Enterprises, Inc. sr.
               notes 6 1/2s, 2014                                        63,000
        50,000 K2, Inc. sr. notes 7 3/8s, 2014                           54,125
       360,000 KB Home sr. notes 5 3/4s, 2014                           365,392
         2,000 KB Home sr. sub. notes 9 1/2s, 2011                        2,179
       320,000 Laidlaw International, Inc. sr.
               notes 10 3/4s, 2011                                      366,800
       130,000 Lamar Media Corp. company guaranty
               7 1/4s, 2013                                             139,100
        51,000 Lear Corp. company guaranty Ser. B,
               8.11s, 2009                                               57,141
       359,000 Levi Strauss & Co. sr. notes
               12 1/4s, 2012                                            411,055
       175,000 Levi Strauss & Co. 144A sr. notes
               9 3/4s, 2015                                             184,406
        95,000 Mandalay Resort Group sr. notes
               6 3/8s, 2011                                              99,275
       225,000 MediaNews Group, Inc. sr. sub. notes
               6 7/8s, 2013                                             228,938
       170,000 MeriStar Hospitality Corp. company
               guaranty 9 1/8s, 2011 (R)                                186,363
        75,000 MeriStar Hospitality Corp. company
               guaranty 9s, 2008 (R)                                     79,875
        65,000 Meritage Homes Corp. company
               guaranty 9 3/4s, 2011                                     72,639
        75,000 Meritage Homes Corp. 144A sr. notes
               6 1/4s, 2015                                              75,281
       145,000 Meritor Automotive, Inc. notes 6.8s,
               2009                                                     148,988
       125,000 Metaldyne Corp. 144A sr. notes 10s,
               2013                                                     123,125
       160,000 MGM Mirage, Inc. company guaranty
               8 1/2s, 2010                                             182,800
         2,000 MGM Mirage, Inc. company guaranty
               8 3/8s, 2011                                               2,240
        55,000 Mirage Resorts, Inc. debs. 7 1/4s,
               2017                                                      57,750
       140,000 Mohegan Tribal Gaming Authority sr.
               sub. notes 6 3/8s, 2009                                  143,500
       100,000 Oxford Industries, Inc. sr. notes
               8 7/8s, 2011                                             107,000
        30,000 Park Place Entertainment Corp. sr.
               notes 7 1/2s, 2009                                        33,338
       165,000 Park Place Entertainment Corp. sr.
               notes 7s, 2013                                           183,563
       278,000 Park Place Entertainment Corp. sr.
               sub. notes 8 7/8s, 2008                                  314,488
       200,000 Penn National Gaming, Inc. sr. sub.
               notes 8 7/8s, 2010                                       217,250
        65,000 Penn National Gaming, Inc. 144A sr.
               sub. notes 6 3/4s, 2015                                   66,300
       120,000 Pinnacle Entertainment, Inc. sr.
               sub. notes 8 3/4s, 2013                                  132,000
       170,000 Pinnacle Entertainment, Inc. sr.
               sub. notes 8 1/4s, 2012                                  181,475
       200,000 PRIMEDIA, Inc. company guaranty
               7 5/8s, 2008                                             203,000
       330,000 PRIMEDIA, Inc. sr. notes 8s, 2013                        351,450
        25,000 R.H. Donnelley, Inc. company
               guaranty 8 7/8s, 2010                                     27,625
       105,000 R.H. Donnelley Corp. 144A sr. notes
               6 7/8s, 2013                                             107,888
       223,000 R.H. Donnelley Finance Corp. I 144A
               company guaranty 8 7/8s, 2010                            246,415
       129,000 R.H. Donnelley Finance Corp. I 144A
               sr. sub. notes 10 7/8s, 2012                             151,253
       440,000 Reader's Digest Association, Inc.
               (The) sr. notes 6 1/2s, 2011                             461,450
       158,000 Resorts International Hotel and
               Casino, Inc.  company guaranty
               11 1/2s, 2009                                            186,440
       134,000 Russell Corp. company guaranty
               9 1/4s, 2010                                             144,385
       286,000 Saks, Inc. company guaranty 7s, 2013                     297,440
       335,000 Samsonite Corp. sr. sub. notes
               8 7/8s, 2011                                             360,963
       104,000 Schuler Homes, Inc. company guaranty
               10 1/2s, 2011                                            117,000
       175,000 Scientific Games Corp. 144A sr. sub.
               notes 6 1/4s, 2012                                       180,250
       260,000 Sealy Mattress Co. sr. sub. notes
               8 1/4s, 2014                                             272,350
        15,000 Standard Pacific Corp. sr. notes
               6 7/8s, 2011                                              15,938
       285,000 Standard Pacific Corp. sr. notes
               6 1/4s, 2014                                             289,988
        95,000 Starwood Hotels & Resorts Worldwide,
               Inc.  company guaranty 7 7/8s, 2012                      109,963
       121,000 Starwood Hotels & Resorts Worldwide,
               Inc.  company guaranty 7 3/8s, 2007                      128,563
       120,000 Starwood Hotels & Resorts Worldwide,
               Inc. debs. 7 3/8s, 2015                                  137,550
       165,000 Starwood Hotels & Resorts Worldwide,
               Inc. notes 6 3/4s, 2005                                  167,888
       193,000 Station Casinos, Inc. sr. notes 6s,
               2012                                                     199,996
       120,000 Station Casinos, Inc. sr. sub. notes
               6 7/8s, 2016                                             126,450
        75,000 Technical Olympic USA, Inc. company
               guaranty 10 3/8s, 2012                                    84,000
       105,000 Technical Olympic USA, Inc. company
               guaranty 9s, 2010                                        113,663
       290,000 Technical Olympic USA, Inc. 144A sr.
               sub. notes 7 1/2s, 2015                                  287,100
       390,000 Tenneco Automotive, Inc. sec. notes
               Ser. B, 10 1/4s, 2013                                    458,250
       130,000 Tenneco Automotive, Inc. 144A sr.
               sub. notes 8 5/8s, 2014                                  138,450
       460,000 THL Buildco, Inc. (Nortek Holdings,
               Inc.) sr. sub. notes 8 1/2s, 2014                        469,200
       100,000 Tommy Hilfiger USA, Inc. company
               guaranty 6.85s, 2008                                     101,000
       230,000 Toys R Us, Inc. notes 7 5/8s, 2011                       234,025
       110,000 United Auto Group, Inc. company
               guaranty 9 5/8s, 2012                                    122,100
       326,000 Vertis, Inc. company guaranty
               Ser. B, 10 7/8s, 2009                                    333,335
       160,000 Vertis, Inc. 144A sub. notes
               13 1/2s, 2009                                            158,400
        37,000 WCI Communities, Inc. company
               guaranty 10 5/8s, 2011                                    40,885
       171,000 WCI Communities, Inc. company
               guaranty 9 1/8s, 2012                                    190,665
        99,000 William Carter Holdings Co. (The)
               company guaranty Ser. B, 10 7/8s,
               2011                                                     110,633
       130,000 WRC Media Corp. sr. sub. notes
               12 3/4s, 2009                                            120,900
       365,000 Wynn Las Vegas, LLC/Wynn Las Vegas
               Capital Corp. 144A 1st mtge. 6 5/8s,
               2014                                                     364,088
                                                                 --------------
                                                                     19,515,672

Consumer Staples (7.0%)
-------------------------------------------------------------------------------
        20,000 Adelphia Communications Corp. sr.
               notes 10 7/8s, 2010 (In default)
               (NON)                                                     18,100
       235,000 Adelphia Communications Corp. sr.
               notes Ser. B, 9 7/8s,  2007 (In
               default) (NON)                                           203,863
       360,000 Affinity Group, Inc. sr. sub. notes
               9s, 2012                                                 388,800
        35,000 AMC Entertainment, Inc. sr. sub.
               notes 9 7/8s, 2012                                        38,238
       394,000 AMC Entertainment, Inc. sr. sub.
               notes 8s, 2014                                           397,940
       285,000 Atlantic Broadband Finance, LLC 144A
               sr. sub. notes 9 3/8s, 2014                              279,300
       224,000 Brand Services, Inc. company
               guaranty 12s, 2012                                       252,560
       250,000 Cablevision Systems Corp. 144A sr.
               notes 8s, 2012                                           281,250
        94,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. disc. notes
               stepped-coupon zero % (11 3/4s,
               5/15/06), 2011 (STP)                                      67,445
       735,000 Charter Communications Holdings,
               LLC/Capital Corp.  sr. notes
               11 1/8s, 2011                                            628,425
       120,000 Charter Communications Holdings,
               LLC/Capital Corp.  sr. notes
               10 3/4s, 2009                                            103,500
       100,000 Charter Communications Holdings,
               LLC/Capital Corp.  sr. notes
               10 1/4s, 2010                                             83,500
       240,000 Charter Communications Holdings,
               LLC/Capital Corp.  sr. notes 10s,
               2011                                                     196,800
       117,000 Charter Communications Holdings,
               LLC/Capital Corp.  sr. notes 9 5/8s,
               2009                                                      96,818
        74,000 Charter Communications Holdings,
               LLC/Capital Corp.  sr. notes 8 5/8s,
               2009                                                      60,495
       130,000 Church & Dwight Co., Inc. 144A sr.
               sub. notes 6s, 2012                                      132,275
       205,000 Cinemark USA, Inc. sr. sub. notes
               9s, 2013                                                 229,088
       235,000 Cinemark, Inc. sr. disc. notes
               stepped-coupon zero %
               (9 3/4s, 3/15/07), 2014 (STP)                            175,663
       115,000 Constellation Brands, Inc. company
               guaranty Ser. B, 8s, 2008                                125,063
        10,000 Constellation Brands, Inc. sr. sub.
               notes Ser. B, 8 1/8s, 2012                                10,900
       100,000 CSC Holdings, Inc. debs. 7 5/8s,
               2018                                                     116,500
         3,000 CSC Holdings, Inc. debs. Ser. B,
               8 1/8s, 2009                                               3,338
       105,000 CSC Holdings, Inc. sr. notes Ser. B,
               7 5/8s, 2011                                             116,813
       130,000 CSC Holdings, Inc. sr. sub. debs.
               10 1/2s, 2016                                            145,600
       205,000 CSC Holdings, Inc. 144A sr. notes
               6 3/4s, 2012                                             220,375
       440,000 Dean Foods Co. sr. notes 6 5/8s,
               2009                                                     459,800
       130,000 Del Monte Corp. sr. sub. notes
               8 5/8s, 2012                                             144,950
       105,000 Del Monte Corp. 144A sr. sub. notes
               6 3/4s, 2015                                             107,888
       285,000 DirecTV Holdings, LLC sr. notes
               8 3/8s, 2013                                             322,050
       271,000 Diva Systems Corp. sr. disc. notes
               Ser. B, 12 5/8s, 2008 (In default)
               (NON)                                                      1,186
       265,000 Doane Pet Care Co. sr. sub. debs.
               9 3/4s, 2007                                             255,725
       106,000 Domino's, Inc. sr. sub. notes
               8 1/4s, 2011                                             114,480
       310,000 Echostar DBS Corp. sr. notes 6 3/8s,
               2011                                                     319,300
       210,000 Echostar DBS Corp. 144A company
               guaranty 6 5/8s, 2014                                    215,775
        60,000 Elizabeth Arden, Inc. company
               guaranty 7 3/4s, 2014                                     63,825
       490,000 Granite Broadcasting Corp. sec.
               notes 9 3/4s, 2010                                       469,175
        87,000 Gray Television, Inc. company
               guaranty 9 1/4s, 2011                                     95,700
       210,000 Intelsat Bermuda, Ltd. 144A sr.
               notes 8 5/8s, 2015 (Bermuda)                             224,175
       100,000 Intelsat Bermuda, Ltd. 144A sr.
               notes 8 1/4s, 2013 (Bermuda)                             104,750
       100,000 Jean Coutu Group, Inc. sr. notes
               7 5/8s, 2012 (Canada)                                    105,000
       125,000 Jean Coutu Group, Inc. sr. sub.
               notes 8 1/2s, 2014 (Canada)                              128,125
       405,000 Kabel Deutsheland GmbH 144A sr.
               notes 10 5/8s, 2014 (Germany)                            465,750
         2,435 Knology, Inc. 144A sr. notes 12s,
               2009 (PIK)                                                 2,350
       440,000 LCE Acquisition Corp. 144A company
               guaranty 9s, 2014                                        460,900
       175,000 Paxson Communications Corp. company
               guaranty 10 3/4s, 2008                                   184,188
       375,000 Pinnacle Foods Holding Corp. sr.
               sub. notes 8 1/4s, 2013                                  341,250
       258,000 Playtex Products, Inc. company
               guaranty 9 3/8s, 2011                                    277,673
       180,000 Playtex Products, Inc. sec. notes
               8s, 2011                                                 197,550
       345,000 Prestige Brands, Inc. sr. sub. notes
               9 1/4s, 2012                                             374,325
        60,000 Quebecor Media, Inc. sr. disc. notes
               stepped-coupon zero %  (13 3/4s,
               7/15/06), 2011 (Canada) (STP)                             59,550
       317,000 Quebecor Media, Inc. sr. notes
               11 1/8s, 2011 (Canada)                                   360,191
       205,000 Rainbow National Services, LLC 144A
               sr. notes 8 3/4s, 2012                                   233,700
       200,000 Rainbow National Services, LLC 144A
               sr. sub. debs. 10 3/8s, 2014                             238,000
       275,000 Remington Arms Co., Inc. company
               guaranty 10 1/2s, 2011                                   271,563
GBP    150,000 RHM Finance, Ltd. sinking fund 8.8s,
               2017 (Cayman Islands)                                    340,091
      $130,000 Rite Aid Corp. company guaranty
               9 1/2s, 2011                                             141,050
       215,000 Rite Aid Corp. debs. 6 7/8s, 2013                        202,100
        15,000 Rite Aid Corp. notes 7 1/8s, 2007                         15,225
       105,000 Rite Aid Corp. 144A sec. notes
               7 1/2s, 2015                                             103,950
       210,000 Sbarro, Inc. company guaranty 11s,
               2009                                                     211,050
        55,000 Scotts Co. (The) sr. sub. notes
               6 5/8s, 2013                                              58,094
       125,000 Sinclair Broadcast Group, Inc.
               company guaranty 8 3/4s, 2011                            135,000
       353,000 Six Flags, Inc. sr. notes 8 7/8s,
               2010                                                     336,674
EUR    260,000 United Biscuits Finance company
               guaranty 10 5/8s, 2011 (United
               Kingdom)                                                 364,051
       $80,000 United Rentals (North America), Inc.
               company guaranty 6 1/2s, 2012                             80,600
        70,000 Universal City Florida Holding Co.
               144A sr. notes 8 3/8s, 2010                               73,675
       107,000 Universal City Florida Holding Co.
               144A sr. notes FRN 7.493s, 2010                          112,083
        65,000 Videotron Ltee company guaranty
               6 7/8s, 2014 (Canada)                                     68,250
       125,000 Warner Music Group 144A sr. sub.
               notes 7 3/8s, 2014                                       132,500
       187,000 Williams Scotsman, Inc. company
               guaranty 9 7/8s, 2007                                    187,468
       189,000 Young Broadcasting, Inc. company
               guaranty 10s, 2011                                       199,395
        85,000 Young Broadcasting, Inc. sr. sub.
               notes 8 3/4s, 2014                                        84,150
                                                                 --------------
                                                                     13,816,949

Energy (3.6%)
-------------------------------------------------------------------------------
       235,000 Arch Western Finance, LLC sr. notes
               6 3/4s, 2013                                             244,400
       105,000 Arch Western Finance, LLC 144A sr.
               notes 6 3/4s, 2013                                       109,200
        92,000 Bluewater Finance, Ltd. company
               guaranty 10 1/4s, 2012 (Cayman
               Islands)                                                 101,660
       130,000 CHC Helicopter Corp. sr. sub. notes
               7 3/8s, 2014 (Canada)                                    135,525
        91,000 Chesapeake Energy Corp. company
               guaranty 9s, 2012                                        103,285
        60,000 Chesapeake Energy Corp. company
               guaranty 7 3/4s, 2015                                     66,150
       190,000 Chesapeake Energy Corp. sr. notes
               7 1/2s, 2013                                             210,900
        80,000 Chesapeake Energy Corp. sr. notes
               7s, 2014                                                  87,600
       120,000 Comstock Resources, Inc. sr. notes
               6 7/8s, 2012                                             123,600
       210,000 Dresser, Inc. company guaranty
               9 3/8s, 2011                                             226,800
        30,000 Dresser-Rand Group, Inc. 144A sr.
               sub. notes 7 3/8s, 2014                                   31,350
       130,000 Encore Acquisition Co. company
               guaranty 8 3/8s, 2012                                    143,650
        60,000 Encore Acquisition Co. sr. sub.
               notes 6 1/4s, 2014                                        60,450
       170,000 Exco Resources, Inc. company
               guaranty 7 1/4s, 2011                                    180,625
       100,000 Forest Oil Corp. company guaranty
               7 3/4s, 2014                                             108,500
       135,000 Forest Oil Corp. sr. notes 8s, 2011                      155,588
        94,000 Forest Oil Corp. sr. notes 8s, 2008                      102,930
        90,000 Hanover Compressor Co. sr. notes 9s,
               2014                                                     100,125
        60,000 Hanover Compressor Co. sr. notes
               8 5/8s, 2010                                              65,100
       125,000 Hanover Compressor Co. sub. notes
               zero %, 2007                                             112,188
        40,000 Hanover Equipment Trust sec. notes
               Ser. B, 8 3/4s, 2011                                      43,400
       365,000 Harvest Operations Corp. sr. notes
               7 7/8s, 2011 (Canada)                                    375,950
       365,000 Inergy LP/Inergy Finance Corp. 144A
               sr. notes 6 7/8s, 2014                                   370,475
        85,000 KCS Energy, Inc. sr. notes 7 1/8s,
               2012                                                      89,463
       365,000 Key Energy Services, Inc. sr. notes
               6 3/8s, 2013                                             370,475
       335,000 Massey Energy Co. sr. notes 6 5/8s,
               2010                                                     349,238
       150,000 Newfield Exploration Co. sr. notes
               7 5/8s, 2011                                             169,500
       210,000 Newfield Exploration Co. 144A sr.
               sub. notes 6 5/8s, 2014                                  227,325
       165,000 Offshore Logistics, Inc. company
               guaranty 6 1/8s, 2013                                    165,825
        95,000 Pacific Energy Partners/Pacific
               Energy Finance Corp.  sr. notes
               7 1/8s, 2014                                             100,938
       180,000 Peabody Energy Corp. sr. notes
               5 7/8s, 2016                                             182,250
        80,000 Pemex Project Funding Master Trust
               company guaranty 8 5/8s, 2022                             96,800
       115,000 Pemex Project Funding Master Trust
               company guaranty 7 3/8s, 2014                            128,662
       179,543 Petroleum Geo-Services notes 10s,
               2010 (Norway)                                            207,372
       130,000 Plains Exploration & Production Co.
               sr. notes 7 1/8s, 2014                                   143,650
       190,000 Plains Exploration & Production Co.
               sr. sub. notes 8 3/4s, 2012                              211,850
       195,000 Pogo Producing Co. sr. sub. notes
               Ser. B, 8 1/4s, 2011                                     208,650
       400,000 Pride International, Inc. sr. notes
               7 3/8s, 2014                                             445,000
       130,000 Seabulk International, Inc. company
               guaranty 9 1/2s, 2013                                    143,325
       195,000 Star Gas Partners LP/Star Gas
               Finance Co. sr. notes 10 1/4s, 2013                      177,938
       370,000 Stone Energy Corp. 144A sr. sub.
               notes 6 3/4s, 2014                                       371,850
        35,000 Universal Compression, Inc. sr.
               notes 7 1/4s, 2010                                        37,100
         7,000 Vintage Petroleum, Inc. sr. notes
               8 1/4s, 2012                                               7,718
        40,000 Vintage Petroleum, Inc. sr. sub.
               notes 7 7/8s, 2011                                        42,900
                                                                 --------------
                                                                      7,137,280

Financial (0.5%)
-------------------------------------------------------------------------------
        60,000 Crescent Real Estate Equities LP
               notes 7 1/2s, 2007 (R)                                    62,100
       110,000 Crescent Real Estate Equities LP sr.
               notes 9 1/4s, 2009 (R)                                   119,900
       230,000 E*Trade Finance Corp. 144A sr.
               notes 8s, 2011                                           248,400
       273,004 Finova Group, Inc. notes 7 1/2s,
               2009                                                     120,804
       320,000 Western Financial Bank sub. debs.
               9 5/8s, 2012                                             358,400
                                                                 --------------
                                                                        909,604

Health Care (2.3%)
-------------------------------------------------------------------------------
       137,000 AmerisourceBergen Corp. company
               guaranty 7 1/4s, 2012                                    152,070
       260,000 AmerisourceBergen Corp. sr. notes
               8 1/8s, 2008                                             288,600
       225,000 Ardent Health Services, Inc. sr.
               sub. notes 10s, 2013                                     237,375
       105,000 Community Health Systems, Inc. 144A
               sr. sub. notes 6 1/2s, 2012                              105,656
       105,000 Coventry Health Care, Inc. 144A sr.
               notes 5 7/8s, 2012                                       107,888
       255,000 Elan Finance PLC/Elan Finance Corp.
               144A sr. notes 7 3/4s,  2011
               (Ireland)                                                226,950
        67,000 HCA, Inc. debs. 7.19s, 2015                               70,733
        80,000 HCA, Inc. notes 6 3/8s, 2015                              81,197
        75,000 HCA, Inc. notes 5 3/4s, 2014                              73,302
        70,000 HCA, Inc. sr. notes 6.95s, 2012                           73,988
       289,000 Healthsouth Corp. notes 7 5/8s, 2012                     293,335
        63,000 Healthsouth Corp. sr. notes 8 1/2s,
               2008                                                      65,520
        61,000 Healthsouth Corp. sr. notes 8 3/8s,
               2011                                                      64,203
        27,586 Magellan Health Services, Inc. sr.
               notes Ser. A, 9 3/8s, 2008                                29,793
        31,000 MedQuest, Inc. company guaranty
               Ser. B, 11 7/8s, 2012                                     35,185
       240,000 MQ Associates, Inc. sr. disc. notes
               stepped-coupon zero %  (12 1/4s,
               8/15/08), 2012 (STP)                                     177,600
       155,000 Omnicare, Inc. sr. sub. notes
               6 1/8s, 2013                                             155,388
       110,000 Owens & Minor, Inc. company guaranty
               8 1/2s, 2011                                             119,350
       215,000 Province Healthcare Co. sr. sub.
               notes 7 1/2s, 2013                                       239,725
        15,000 Service Corp. International notes
               7.2s, 2006                                                15,506
         5,000 Service Corp. International notes
               6 7/8s, 2007                                               5,238
        35,000 Service Corp. International notes
               6 1/2s, 2008                                              36,488
        41,000 Service Corp. International notes
               Ser. *, 7.7s, 2009                                        44,075
       180,000 Service Corp. International/US 144A
               sr. notes 6 3/4s, 2016                                   183,600
       180,000 Stewart Enterprises, Inc. 144A sr.
               notes 6 1/4s, 2013                                       180,000
       120,000 Tenet Healthcare Corp. notes 7 3/8s,
               2013                                                     113,700
       145,000 Tenet Healthcare Corp. sr. notes
               6 1/2s, 2012                                             133,763
       365,000 Tenet Healthcare Corp. 144A sr.
               notes 9 7/8s, 2014                                       388,725
       165,000 Triad Hospitals, Inc. sr. notes 7s,
               2012                                                     174,694
       300,000 Triad Hospitals, Inc. sr. sub. notes
               7s, 2013                                                 309,375
       120,000 Universal Hospital Services, Inc.
               sr. notes 10 1/8s, 2011                                  124,200
       130,000 Vanguard Health Holding Co. II, LLC
               sr. sub. notes 9s, 2014                                  143,000
        65,000 Ventas Realty LP/Capital Corp.
               company guaranty 9s, 2012 (R)                             75,400
        50,000 Ventas Realty LP/Capital Corp. sr.
               notes 6 5/8s, 2014 (R)                                    51,000
                                                                 --------------
                                                                      4,576,622

Other (2.3%)
-------------------------------------------------------------------------------
     4,510,000 Dow Jones CDX HY 144A pass-through
               certificates 7 3/4s, 2009                              4,560,738

Technology (1.5%)
-------------------------------------------------------------------------------
       260,000 Advanced Micro Devices, Inc. 144A
               sr. notes 7 3/4s, 2012                                   265,200
       103,000 AMI Semiconductor, Inc. company
               guaranty 10 3/4s, 2013                                   119,738
        90,000 Amkor Technologies, Inc. sr. sub.
               notes 10 1/2s, 2009                                       84,825
       320,000 Celestica, Inc. sr.sub. notes
               7 7/8s, 2011 (Canada)                                    336,800
       355,000 Iron Mountain, Inc. company guaranty
               8 5/8s, 2013                                             374,525
       225,000 Lucent Technologies, Inc. debs.
               6.45s, 2029                                              214,031
        90,000 New ASAT Finance, Ltd. 144A company
               guaranty 9 1/4s, 2011 (Cayman
               Islands)                                                  77,400
        75,000 SCG Holding Corp. 144A notes zero %,
               2011                                                     107,063
       145,000 Seagate Technology Hdd Holdings
               company guaranty 8s, 2009 (Cayman
               Islands)                                                 156,238
       350,000 UGS Corp. 144A sr. sub. notes 10s,
               2012                                                     395,500
       175,000 Xerox Capital Trust I company
               guaranty 8s, 2027                                        184,625
         3,000 Xerox Corp. company guaranty 9 3/4s,
               2009                                                       3,484
        90,000 Xerox Corp. notes Ser. MTN, 7.2s,
               2016                                                      96,525
       231,000 Xerox Corp. sr. notes 7 5/8s, 2013                       250,346
       185,000 Xerox Corp. sr. notes 6 7/8s, 2011                       197,950
                                                                 --------------
                                                                      2,864,250

Transportation (0.5%)
-------------------------------------------------------------------------------
       120,000 American Airlines, Inc. pass-through
               certificates  Ser. 01-1, 6.817s,
               2011                                                     114,600
       230,000 Calair, LLC/Calair Capital Corp.
               company guaranty 8 1/8s, 2008                            184,000
       300,000 Kansas City Southern Railway Co.
               company guaranty 9 1/2s, 2008                            334,500
        40,000 Kansas City Southern Railway Co.
               company guaranty 7 1/2s, 2009                             41,900
       157,000 Navistar International Corp. company
               guaranty Ser. B, 9 3/8s, 2006                            166,616
       110,000 Navistar International Corp. 144A
               sr. notes 6 1/4s, 2012                                   110,825
        40,000 Travelcenters of America, Inc.
               company guaranty 12 3/4s, 2009                            44,600
                                                                 --------------
                                                                        997,041

Utilities & Power (3.1%)
-------------------------------------------------------------------------------
        22,000 AES Corp. (The) sr. notes 8 7/8s,
               2011                                                      25,163
        14,000 AES Corp. (The) sr. notes 8 3/4s,
               2008                                                      15,435
       175,000 AES Corp. (The) 144A sec. notes 9s,
               2015                                                     200,375
       240,000 AES Corp. (The) 144A sec. notes
               8 3/4s, 2013                                             273,000
       120,000 Allegheny Energy Supply Co., LLC
               144A bonds 8 1/4s, 2012                                  136,800
        70,000 Allegheny Energy Supply Co., LLC144A
               sec. notes 10 1/4s, 2007                                  78,663
        60,000 CMS Energy Corp. sr. notes 8.9s,
               2008                                                      66,750
        70,000 CMS Energy Corp. sr. notes 8 1/2s,
               2011                                                      79,800
        40,000 CMS Energy Corp. sr. notes 7 3/4s,
               2010                                                      43,900
       445,000 DPL, Inc. bonds 8 1/8s, 2031                             544,519
        25,000 Dynegy Holdings, Inc. sr. notes
               6 7/8s, 2011                                              23,281
       315,000 Dynegy Holdings, Inc. 144A sec.
               notes 10 1/8s, 2013                                      359,100
        90,000 Dynegy-Roseton Danskamme company
               guaranty Ser. A, 7.27s, 2010                              89,100
       125,000 Dynegy-Roseton Danskamme company
               guaranty Ser. B, 7.67s, 2016                             117,188
       115,000 El Paso Corp. sr. notes 8.05s, 2030                      116,725
        90,000 El Paso Corp. sr. notes 7 3/8s, 2012                      92,025
        85,000 El Paso Corp. sr. notes Ser. MTN,
               7 3/4s, 2032                                              85,638
        40,000 El Paso Natural Gas Co. debs.
               8 5/8s, 2022                                              47,800
       215,000 El Paso Production Holding Co.
               company guaranty 7 3/4s, 2013                            230,588
       155,000 Ferrellgas Partners LP/Ferrellgas
               Partners Finance  sr. notes 6 3/4s,
               2014                                                     155,775
        50,000 Kansas Gas & Electric debs. 8.29s,
               2016                                                      51,745
       280,000 Midwest Generation, LLC sec. sr.
               notes 8 3/4s, 2034                                       321,300
       155,000 Mission Energy Holding Co. sec.
               notes 13 1/2s, 2008                                      193,750
        90,000 Monongahela Power Co. 1st mtge.
               6.7s, 2014                                                99,675
        95,000 Nevada Power Co. 2nd mtge. 9s, 2013                      109,725
        75,000 Nevada Power Co. 144A general ref.
               mtge. 5 7/8s, 2015                                        75,938
       225,000 Northwest Pipeline Corp. company
               guaranty 8 1/8s, 2010                                    247,219
       454,000 NRG Energy, Inc. 144A sr. sec. notes
               8s, 2013                                                 501,670
       125,000 Orion Power Holdings, Inc. sr. notes
               12s, 2010                                                156,250
       135,000 PSEG Energy Holdings, Inc. notes
               7 3/4s, 2007                                             142,088
       110,000 SEMCO Energy, Inc. sr. notes 7 3/4s,
               2013                                                     115,666
       145,000 SEMCO Energy, Inc. 144A sr. notes
               7 3/4s, 2013                                             150,800
        35,000 Sierra Pacific Power Co. general
               ref. mtge. 6 1/4s, 2012                                   36,663
       215,000 Sierra Pacific Resources sr. notes
               8 5/8s, 2014                                             237,575
        65,000 Teco Energy, Inc. notes 10 1/2s,
               2007                                                      74,750
        35,000 Teco Energy, Inc. notes 7.2s, 2011                        38,500
        60,000 Teco Energy, Inc. notes 7s, 2012                          66,000
        15,000 Tennessee Gas Pipeline Co. debs. 7s,
               2028                                                      15,600
       100,000 Tennessee Gas Pipeline Co. unsecd.
               notes 7 1/2s, 2017                                       111,250
       185,000 Texas Genco LLC/Texas Genco
               Financing Corp.  144A sr. notes
               6 7/8s, 2014                                             197,488
        25,000 Transcontinental Gas Pipeline Corp.
               debs. 7 1/4s, 2026                                        28,156
       140,000 Utilicorp Canada Finance Corp.
               company guaranty 7 3/4s, 2011
               (Canada)                                                 148,400
        95,000 Utilicorp United, Inc. sr. notes
               9.95s, 2011                                              109,013
        30,000 Williams Cos., Inc. (The) notes
               8 3/4s, 2032                                              37,950
        35,000 Williams Cos., Inc. (The) notes
               8 1/8s, 2012                                              40,688
        50,000 Williams Cos., Inc. (The) notes
               7 5/8s, 2019                                              57,750
                                                                 --------------
                                                                      6,147,234
                                                                 --------------
               Total Corporate bonds and notes
               (cost $79,806,751)                                   $84,002,041

Convertible preferred stocks (35.1%) (a)
Number of shares                                                          Value

Basic Materials (3.7%)
-------------------------------------------------------------------------------
         2,210 Freeport-McMoRan Copper & Gold, Inc.
               144A 5.50% cv. pfd.                                   $2,268,013
     2,020,000 Hercules Trust II Ser. UNIT, 6.50%
               cv. pfd.                                               1,656,400
        21,000 Huntsman Corp. $2.50 cv. pfd.                          1,234,170
        85,120 Smurfit-Stone Container Corp.
               Ser. A, $1.75 cum. cv. pfd.                            2,181,200
                                                                 --------------
                                                                      7,339,783

Capital Goods (4.3%)
-------------------------------------------------------------------------------
        34,600 Coltec Capital Trust $2.625 cv. pfd.                   1,721,350
        31,900 Northrop Grumman Corp. Ser. B, $7.00
               cum. cv. pfd.                                          4,214,788
        63,770 Owens-Illinois, Inc. $2.375 cv. pfd.                   2,686,311
                                                                 --------------
                                                                      8,622,449

Communication Services (2.4%)
-------------------------------------------------------------------------------
        56,894 CenturyTel, Inc. $1.719 cv. pfd.                       1,429,462
        35,300 Cincinnati Bell, Inc. Ser. B, $3.378
               cum. cv. pfd. (S)                                      1,561,672
        35,614 Crown Castle International Corp.
               $3.125 cum. cv. pfd.                                   1,749,538
                                                                 --------------
                                                                      4,740,672

Consumer Cyclicals (3.0%)
-------------------------------------------------------------------------------
        12,870 Central Parking Finance Trust 144A
               $1.313 cv. pfd.                                          250,965
        24,100 Emmis Communications Corp. Ser. A,
               $3.125 cum. cv. pfd.                                   1,129,688
        40,000 Ford Motor Company Capital Trust II
               $3.25 cum. cv. pfd.                                    2,000,000
        49,100 TXI Capital Trust I $2.75 cv. pfd.                     2,553,200
                                                                 --------------
                                                                      5,933,853

Consumer Staples (2.7%)
-------------------------------------------------------------------------------
        40,800 Albertson's, Inc. $1.813 cv. pfd.                        989,400
        32,687 Constellation Brands, Inc. Ser. A,
               $1.438 cv. pfd.                                        1,348,339
        41,100 Sinclair Broadcast Group, Inc.
               Ser. D, $3.00 cv. pfd.                                 1,618,313
        63,200 Six Flags, Inc. $1.813 cum. cv. pfd.
               (S)                                                    1,358,800
                                                                 --------------
                                                                      5,314,852

Energy (1.7%)
-------------------------------------------------------------------------------
        20,800 Amerada Hess Corp. $3.50 cv. pfd.                      1,817,400
        32,000 Hanover Compressor Capital Trust
               $3.625 cum. cv. pfd.                                   1,616,000
                                                                 --------------
                                                                      3,433,400

Financial (9.0%)
-------------------------------------------------------------------------------
        19,200 Capital One Financial Corp. $3.125
               cv. pfd.                                                 986,400
        55,500 Chubb Corp. (The) $1.75 cv. pfd.                       1,651,125
            20 Fannie Mae Ser. 04-1, 5.375% cv.
               pfd.                                                   2,041,933
        99,200 FelCor Lodging Trust, Inc. Ser. A,
               $1.95 cum. cv. pfd. (R)                                2,492,400
         2,079 Fortis Insurance NV 144A 7.75% cv.
               pfd. (Netherlands)                                     2,254,416
        25,024 Hartford Financial Services Group,
               Inc. (The) $3.50 cv. pfd.                              1,682,864
        46,720 Host Marriott Financial Trust $3.375
               cv. pfd. (R)                                           2,552,080
        40,190 Lehman Brothers Holdings, Inc.
               $1.563 cv. pfd.                                        1,125,320
        38,400 Washington Mutual Capital Trust I
               $2.688 cum. cv. pfd.                                   2,109,850
        41,600 XL Capital, Ltd. $1.625 cv. pfd.
               (Cayman Islands)                                       1,016,704
                                                                 --------------
                                                                     17,913,092

Health Care (1.6%)
-------------------------------------------------------------------------------
        59,600 Schering-Plough Corp. $3.00 cv. pfd.
               (S)                                                    3,136,450

Technology (1.2%)
-------------------------------------------------------------------------------
        17,600 Xerox Corp. 6.25% cv. pfd.                             2,376,000

Utilities & Power (5.5%)
-------------------------------------------------------------------------------
        34,200 Aquila, Inc. $1.688 cv. pfd.                           1,115,775
        38,950 El Paso Energy Capital Trust I
               $2.375 cv. pfd. (S)                                    1,567,738
        80,000 Great Plains Energy, Inc. $2.00 cum.
               cv. pfd. (S)                                           2,160,000
        34,000 ONEOK, Inc. $2.125 units cv. pfd.                      1,230,460
        14,640 Public Service Enterprise Group,
               Inc. $5.125 cv. pfd.                                   1,011,990
        27,900 Sierra Pacific Resources $4.50 units
               cum. cv. pfd.                                          1,082,241
        30,700 Southern Union Co. $2.50 cv. pfd.                      1,591,795
        11,390 Williams Cos., Inc. (The) 144A $2.75
               cv. pfd.                                               1,046,456
                                                                 --------------
                                                                     10,806,455
                                                                 --------------
               Total Convertible preferred stocks
               (cost $59,776,956)                                   $69,617,006

Convertible bonds and notes (17.0%) (a)
Principal amount                                                          Value

Capital Goods (0.7%)
-------------------------------------------------------------------------------
    $1,070,000 Titan International, Inc. 144A cv.
               sr. notes 5 1/4s, 2009                                $1,419,088

Communication Services (1.0%)
-------------------------------------------------------------------------------
     2,075,000 Charter Communications, Inc. 144A
               cv. sr. notes 5 7/8s, 2009                             2,033,500
       780,000 Cybernet Internet Services
               International, Inc. 144A cv. sr.
               disc. notes 13s, 2009 (Denmark) (In
               default) (NON)                                                 8
                                                                 --------------
                                                                      2,033,508

Conglomerates (1.1%)
-------------------------------------------------------------------------------
     2,030,000 GenCorp, Inc. cv. sub. notes 5 3/4s,
               2007                                                   2,215,238

Consumer Cyclicals (2.3%)
-------------------------------------------------------------------------------
    $1,050,000 Mediacom Communications Corp. cv.
               sr. notes 5 1/4s, 2006                                $1,034,250
     1,730,000 MeriStar Hospitality Corp. cv. sr.
               sub. notes 9 1/2s, 2010 (R)                            2,194,938
       965,000 WCI Communities, Inc. cv. sr. sub.
               notes 4s, 2023                                         1,328,081
                                                                 --------------
                                                                      4,557,269

Consumer Staples (1.0%)
-------------------------------------------------------------------------------
     1,660,000 Rite Aid Corp. cv. notes 4 3/4s,
               2006                                                   1,643,400
       264,000 Rite Aid Corp. 144A cv. notes
               4 3/4s, 2006                                             261,360
                                                                 --------------
                                                                      1,904,760

Electronics (0.6%)
-------------------------------------------------------------------------------
     1,450,000 Kulicke & Soffa Industries, Inc. cv.
               sub. notes 1/2s, 2008                                  1,100,188

Energy (0.3%)
-------------------------------------------------------------------------------
       400,000 McMoran Exploration Co. cv. sr.
               notes 6s, 2008                                           649,500

Financial (1.1%)
-------------------------------------------------------------------------------
     1,050,000 American Equity Investment Life
               Holding Co. 144A  cv. sr. notes
               5 1/4s, 2024                                           1,157,625
     1,300,000 Rewards Network, Inc. cv. sub. debs.
               3 1/4s, 2023                                             978,250
                                                                 --------------
                                                                      2,135,875

Technology (6.5%)
-------------------------------------------------------------------------------
       980,000 Agere Systems, Inc. cv. notes
               6 1/2s, 2009                                           1,051,050
     1,800,000 Amkor Technologies, Inc. cv. notes
               5 3/4s, 2006                                           1,725,750
     2,098,000 Aspen Technology, Inc. cv. sub.
               debs. 5 1/4s, 2005                                     2,071,775
       980,000 Fairchild Semiconductor
               International, Inc. cv.  company
               guaranty 5s, 2008                                        987,350
     1,950,000 Lucent Technologies, Inc. cv. sub.
               debs. 8s, 2031                                         2,067,000
     1,500,000 Manugistics Group, Inc. cv. sub.
               notes 5s, 2007                                         1,378,125
     1,500,000 ON Semiconductor Corp. 144A cv. sr.
               sub. notes zero %, 2024                                1,162,500
     2,800,000 Safeguard Scientifics, Inc. 144A cv.
               sr. notes 2 5/8s, 2024                                 2,040,500
       450,000 Silicon Graphics, Inc. cv. notes
               6 1/2s, 2009                                             429,750
                                                                 --------------
                                                                     12,913,800

Transportation (0.5%)
-------------------------------------------------------------------------------
     1,200,000 Continental Airlines, Inc. cv. notes
               4 1/2s, 2007                                             960,000

Utilities & Power (1.9%)
-------------------------------------------------------------------------------
       980,000 AES Corp. (The) cv. sub. notes
               4 1/2s, 2005                                             987,350
     2,300,000 El Paso Corp. cv. debs. zero %, 2021                   1,213,250
       200,000 Sierra Pacific Resources 144A cv.
               notes 7 1/4s, 2010                                       472,750
       720,000 XCEL Energy, Inc. 144A cv. notes
               7 1/2s, 2007                                           1,082,700
                                                                 --------------
                                                                      3,756,050
                                                                 --------------
               Total Convertible bonds and notes
               (cost $31,214,623)                                   $33,645,276

Common stocks (0.9%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
           393 AboveNet, Inc. (NON) (S)                                 $11,790
        17,713 Alderwoods Group, Inc. (NON)
               (Canada)                                                 216,984
       140,000 AMRESCO Creditor Trust (acquired
               various dates from 9/20/00 to
               10/16/02, cost $56,998) (NON) (RES)
               (F) (R)                                                      140
           293 Birch Telecom, Inc. (NON) (F)                                  3
         5,780 Celanese Corp. Ser. A (NON) (S)                           96,526
        25,623 Coinmach Service Corp. IDS (Income
               Deposit Securities) (S)                                  337,967
           147 Compass Minerals International, Inc.                       3,675
       574,207 Contifinancial Corp. Liquidating
               Trust Units                                               14,355
         3,432 Covad Communications Group, Inc.
               (NON) (S)                                                  5,217
           209 Crown Castle International Corp.
               (NON) (S)                                                  3,415
         6,393 Globix Corp. (NON)                                        22,376
       145,000 iPCS Escrow, Inc. (NON) (F)                                  145
         3,374 iPCS, Inc. (NON)                                         101,220
            32 Knology, Inc. (NON)                                           86
           153 Leucadia National Corp. (S)                                5,127
           386 Polymer Group, Inc. Class A (NON)                          7,720
           555 PSF Group Holdings, Inc. 144A Class
               A (NON) (F)                                              970,413
            50 Sterling Chemicals, Inc. (NON)                             2,250
           202 Sun Healthcare Group, Inc. (NON)                           1,378
            56 USA Mobility, Inc. (NON) (S)                               2,197
        28,292 VS Holdings, Inc. (NON)                                       28
                                                                 --------------
               Total Common stocks
               (cost $4,160,210)                                     $1,803,012

Foreign government bonds and notes (0.7%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
       $60,000 Brazil (Federal Republic of) bonds
               10 1/2s, 2014                                            $70,140
       110,000 Colombia (Republic of) bonds
               Ser. NOV, 9 3/4s, 2009                                   124,025
        90,000 Colombia (Republic of) notes
               10 3/4s, 2013                                            105,075
        85,000 Ecuador (Republic of) bonds
               stepped-coupon Ser. REGS, 8s  (9s,
               8/15/05), 2030 (STP)                                      79,050
       180,000 Indonesia (Republic of) 144A sr.
               notes 6 3/4s, 2014                                       184,770
        65,000 Peru (Republic of) bonds 8 3/4s,
               2033                                                      70,363
       155,000 Philippines (Republic of) bonds
               9 1/2s, 2030                                             155,775
       195,000 Philippines (Republic of) bonds
               8 3/8s, 2011                                             202,118
       220,000 Russia (Federation of) unsub.
               stepped-coupon 5s  (7 1/2s,
               3/31/07), 2030 (STP)                                     231,110
        60,000 United Mexican States bonds
               Ser. MTN, 8.3s, 2031                                      72,330
        55,000 Venezuela (Republic of) notes
               10 3/4s, 2013                                             63,498
                                                                 --------------
               Total Foreign government bonds and
               notes (cost $1,272,626)                               $1,358,254

Units (0.1%) (a) (cost $594,350)
Number of units                                                           Value
-------------------------------------------------------------------------------
           406 XCL Equity Units (F)                                    $180,261

Preferred stocks (0.1%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
             3 Dobson Communications Corp. 13.000% pfd. (PIK)            $1,680
            15 Paxson Communications Corp. 14.25%
               cum. pfd. (PIK)                                          121,500
            43 Rural Cellular Corp. Ser. B, 11.375%
               cum. pfd. (PIK)                                           40,850
                                                                 --------------
               Total Preferred stocks
               (cost $191,030)                                         $164,030

Brady bonds (0.1%) (a) (cost $127,098)
Principal amount                                                          Value
-------------------------------------------------------------------------------
      $136,400 Peru (Republic of) FRB Ser. 20 YR,
               5s, 2017                                                $129,921

Warrants (--%) (a) (NON)                             Expiration
Number of warrants                                   date                 Value
-------------------------------------------------------------------------------
           130 AboveNet, Inc.                        9/8/08              $1,300
           152 AboveNet, Inc.                        9/8/10                 912
           270 Dayton Superior Corp. 144A            6/15/09                  1
           119 MDP Acquisitions PLC 144A             10/1/13              3,330
           120 Pliant Corp. 144A                     6/1/10                   1
           420 Travelcenters of America, Inc. 144A   5/1/09               2,100
           420 Ubiquitel, Inc. 144A                  4/15/10                  1
           312 Washington Group International, Inc.
               Ser. C                                1/25/06              3,416
                                                                 --------------
               Total Warrants (cost $127,880)                           $11,061

Short-term investments (6.7%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $5,708,363 Putnam Prime Money Market Fund (e)                    $5,708,363
     7,489,369 Short-term investments held as
               collateral for loaned
               securities with yields ranging from
               2.46% to 2.78% and due dates ranging
               from March 1, 2005 to March 29, 2005
               (d)                                                    7,484,215
                                                                 --------------
               Total Short-term investments
               (cost $13,192,578)                                   $13,192,578
-------------------------------------------------------------------------------
               Total Investments
               (cost $190,464,102)                                 $204,103,440
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $198,219,764.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at February 28, 2005 was $140 or less than 0.1% of net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

  (F) Security is valued at fair value following procedures approved by the Trustees.

  (R) Real Estate Investment Trust.

  (S) Securities on loan, in part or in entirety, at February 28, 2005.

  (d) See Note 1 to the financial statements.

  (e) See Note 4 to the financial statements regarding investments in Putnam Prime Money Market Fund.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes
      (FRN) are the current interest rates at February 28, 2005.


Forward currency contracts to sell at February 28, 2005 (Unaudited)
(aggregate face value $2,521,525)

                                                                                           Unrealized
                                                        Aggregate          Delivery     appreciation/
                                          Value        face value              date    (depreciation)
------------------------------------------------------------------------------------------------------
British Pound                          $339,359          $340,276           3/16/05              $917
Euro                                  2,193,879         2,181,249           3/16/05           (12,630)
------------------------------------------------------------------------------------------------------
                                                                                             $(11,713)
------------------------------------------------------------------------------------------------------




Credit default contracts outstanding at February 28, 2005 (Unaudited)

                                                                           Notional        Unrealized
                                                                             amount      appreciation
------------------------------------------------------------------------------------------------------
Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is
reduced to zero or the date on which the assets securing
the reference obligation are liquidated, the fund receives
a payment of the outstanding notional amount times 2.35%
and the fund pays in the event of a credit default in one
of the underlying securities in the basket of BB CMBS
securities.                                                                 $32,000            $1,592

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is
reduced to zero or the date on which the assets securing
the reference obligation are liquidated, the fund receives
a payment of the outstanding notional amount times 2.55625%
and the fund pays in the event of a credit default in one
of the underlying securities in the basket of BB CMBS
securities.                                                                  32,000               848

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is
reduced to zero or the date on which the assets securing
the reference obligation are liquidated, the fund receives
a payment of the outstanding notional amount times 2.4625%
and the fund pays in the event of a credit default in one
of the underlying securities in the basket of BB CMBS
securities.                                                                  16,000               745

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is
reduced to zero or the date on which the assets securing
the reference obligation are liquidated, the fund receives
a payment of the outstanding notional amount times 2.433%
and the fund pays in the event of a credit default in one
of the underlying securities  in the basket of BB CMBS
securities.                                                                  12,000               527

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is
reduced to zero or the date on which the assets securing
the reference obligation are liquidated, the fund receives
a payment of the outstanding notional amount times 2.475%
and the fund pays in the event of a credit default in one
of the underlying securities  in the basket of BB CMBS
securities.                                                                   8,000               261

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is
reduced to zero or the date on which the assets securing
the reference obligation are liquidated, the fund receives
a payment of the outstanding notional amount times 2.5%
and the fund pays in the event of a credit default in one
of the underlying securities  in the basket of BB CMBS
securities.                                                                   4,000               254

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is
reduced to zero or the date on which the assets securing
the reference obligation are liquidated, the fund receives
a payment of the outstanding notional amount times 2.6%
and the fund pays in the event of a credit default in one
of the underlying securities  in the basket of BB CMBS
securities.                                                                   4,000                40
------------------------------------------------------------------------------------------------------
                                                                                               $4,267
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
February 28, 2005 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investment in securities, at value, including $7,265,954 of securities on loan (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $184,755,739)              $198,395,077
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $5,708,363) (Note 4)            5,708,363
-------------------------------------------------------------------------------
Cash                                                                  239,414
-------------------------------------------------------------------------------
Dividends, interest and other receivables                           2,364,271
-------------------------------------------------------------------------------
Receivable for securities sold                                      1,348,501
-------------------------------------------------------------------------------
Receivable for open credit default contracts (Note 1)                   4,267
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)                   917
-------------------------------------------------------------------------------
Total assets                                                      208,060,810

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                                 638,020
-------------------------------------------------------------------------------
Payable for securities purchased                                    1,045,888
-------------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 4)                   416,317
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             43,475
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 60,415
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            6,345
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                   12,630
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                  7,484,215
-------------------------------------------------------------------------------
Other accrued expenses                                                133,741
-------------------------------------------------------------------------------
Total liabilities                                                   9,841,046
-------------------------------------------------------------------------------
Net assets                                                       $198,219,764

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Unlimited shares authorized) (Notes 1 and 6)    $221,972,930
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                           16,279
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                    (37,401,356)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies (Note 6)                         13,631,911
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $198,219,764

Computation of net asset value
-------------------------------------------------------------------------------
Net asset value per share ($198,219,764 divided by
22,519,551 shares)                                                      $8.80
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended February 28, 2005 (Unaudited)

Investment income:
-------------------------------------------------------------------------------
Interest (including interest income of $38,965 from
investments in affiliated issuers) (Note 4)                        $3,407,545
-------------------------------------------------------------------------------
Dividends                                                           1,551,548
-------------------------------------------------------------------------------
Securities lending                                                     16,254
-------------------------------------------------------------------------------
Total investment income                                             4,975,347

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                      491,895
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                       34,215
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                                66,071
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                              7,541
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       14,416
-------------------------------------------------------------------------------
Other                                                                  98,911
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 4)                         (2,591)
-------------------------------------------------------------------------------
Total expenses                                                        710,458
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (2,262)
-------------------------------------------------------------------------------
Net expenses                                                          708,196
-------------------------------------------------------------------------------
Net investment income                                               4,267,151
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                    3,063,084
-------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)           (31,075)
-------------------------------------------------------------------------------
Net realized gain on credit default contracts (Note 1)                    753
-------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the period                                  (10,256)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and credit
-------------------------------------------------------------------------------
default contracts during the period                                 4,115,723
-------------------------------------------------------------------------------
Net gain on investments                                             7,138,229
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $11,405,380
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                 February 28        August 31
Increase in net assets                                  2005*            2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                             $4,267,151       $7,906,456
-------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                              3,032,762        5,697,976
-------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign
currencies                                         4,105,467        2,951,826
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        11,405,380       16,556,258
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income                        (4,261,298)      (7,714,084)
-------------------------------------------------------------------------------
Increase from issuance of shares in
connection with the merger of Putnam High
Income Opportunities Trust (Note 6)               75,299,313               --
-------------------------------------------------------------------------------
Total increase in net assets                      82,443,395        8,842,174

Net assets
-------------------------------------------------------------------------------
Beginning of period                              115,776,369      106,934,195
-------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $16,279 and $449,705,
respectively)                                   $198,219,764     $115,776,369
-------------------------------------------------------------------------------

Number of fund shares
Shares outstanding at beginning of period         13,825,527       13,825,527
-------------------------------------------------------------------------------
Shares issued in connection with the merger
of Putnam High Income Opportunities Trust
(Note 6)                                           8,694,024               --
-------------------------------------------------------------------------------
Shares outstanding at end of period               22,519,551       13,825,527
-------------------------------------------------------------------------------
* Unaudited

  The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)


                                      Six months
                                           ended
                                     February 28
Per-share                             (Unaudited)                                   Year ended August 31
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $8.37           $7.73           $6.56           $7.30           $8.09           $8.32
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .27 (d)         .57 (d)         .58             .60             .67             .74
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .44             .63            1.15            (.72)           (.71)           (.12)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .71            1.20            1.73            (.12)           (.04)            .62
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.28)           (.56)           (.56)           (.62)           (.75)           (.85)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.28)           (.56)           (.56)           (.62)           (.75)           (.85)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $8.80           $8.37           $7.73           $6.56           $7.30           $8.09
---------------------------------------------------------------------------------------------------------------------------------
Market price,
end of period                              $7.87           $7.62           $7.31           $6.35           $7.45           $7.94
---------------------------------------------------------------------------------------------------------------------------------
Total return at
market price (%)(b)                         6.94*          12.06           24.73           (6.77)           3.91             .78
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $198,220        $115,776        $106,934         $90,561        $100,130        $110,839
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .53 (d)*       1.09 (d)        1.13            1.10            1.14            1.11
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   3.18 (d)*       6.88 (d)        8.20            8.65            8.91            9.03
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     25.04*          61.92           69.94           56.70          106.41           26.31
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended February 28, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets (Note 4).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
February 28, 2005 (Unaudited)

Note 1
Significant accounting policies

Putnam High Income Bond Fund (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund seeks to provide high current income as a primary objective and capital appreciation as a secondary objective by investing in a portfolio primarily consisting of high-yielding convertible and nonconvertible securities with the potential for capital appreciation. The fund invests in higher yielding, lower rated bonds that have a higher rate of default due to the nature of the fund's investments.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrange ments, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund's portfolio.

F) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund's books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund's books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At February 28, 2005, the value of securities loaned amounted to $7,265,954. The fund received cash collateral of $7,484,215 which is pooled with collateral of other Putnam funds into 33 issuers of high grade short-term investments.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 2004, the fund had a capital loss carryover of $19,335,434 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover      Expiration
------------------------------------
      $535,162      August 31, 2009
     9,205,575      August 31, 2010
     9,594,697      August 31, 2011

As a result of the January 21, 2005 merger of Putnam High Income
Opportunities Trust into the fund, the fund acquired $21,216,278 in capital loss carryovers which are subject to limitations imposed by the Code. The acquired capital loss carryovers and their expiration dates are:

Loss Carryover      Expiration
------------------------------------
   $11,425,662      August 31, 2009
     9,790,616      August 31, 2010

The aggregate identified cost on a tax basis is $190,690,385, resulting in gross unrealized appreciation and depreciation of $19,092,173 and $5,679,118, respectively, or net unrealized appreciation of $13,413,055.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the annual rate of 0.75% of the average weekly net assets of the fund.

Effective September 13, 2004, Putnam Invest ments Limited ("PIL"), an affiliate of Putnam Management is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended February 28, 2005, the fund paid PFTC $100,286 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended February 28, 2005, the fund's expenses were reduced by $2,262 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,287, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3
Purchases and sales of securities

During the six months ended February 28, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $33,709,923 and $33,901,231, respectively. There were no purchases or sales of U.S. government securities.

Note 4
Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended February 28, 2005, management fees paid were reduced by $2,591 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $38,965 for the period ended February 28, 2005.

Note 5
Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Manage ment will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Manage ment will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

On March 23, 2005, Putnam Management entered into a settlement with the SEC resolving its inquiry into Putnam Management's alleged failure to fully and effectively disclose a former brokerage allocation practice to the Board of Trustees and shareholders of the Putnam Funds. This practice, which Putnam Management ceased as of January 1, 2004, involved allocating a portion of the brokerage on mutual fund portfolio transactions to certain broker-dealers who sold shares of Putnam mutual funds. Under the settlement order, Putnam Management has paid a civil penalty of $40 million and disgorgement of $1 to the SEC. These amounts subsequently will be distributed to certain Putnam funds pursuant to a plan to be approved by the SEC. As part of the settlement, Putnam Management neither admitted nor denied any wrongdoing.

Note 6
Acquisition of Putnam High Income
Opportunities Trust

On January 21, 2005, the fund issued 8,694,024 shares in exchange for 3,712,567 shares of Putnam High Income Opportunities Trust to acquire that fund's net assets in a tax-free exchange approved by the shareholders. The net assets of the fund and Putnam High Income Opportunities Trust on January 21, 2005, valuation date, were $119,743,477 and $75,299,313, respectively. On January 21, 2005, Putnam
High Income Opportunities Trust had distributions in excess of net investment income of $439,279, accumulated net realized loss of $21,080,625 and unrealized appreciation of $4,326,390. The aggregate net assets of the fund immediately following the acquisition were $195,042,790.

Information presented in the Statement of operations and changes in net assets reflect only the operations of Putnam High Income Bond Fund.


Results of January 13, 2005 shareholder meeting
(Unaudited)

A special meeting of the shareholders of the fund was held on January 13, 2005. At the meeting, the proposed merger of Putnam High Income Opportunities Trust into Putnam High Income Bond Fund was approved. In this merger, Putnam High Income Bond Fund will acquire all of the assets of Putnam High Income Opportunities Trust in exchange for the issuance and delivery of shares of beneficial interest of Putnam High Income Bond Fund and the assumption by Putnam High Income Bond Fund of the liabilities of Putnam High Income Opportunities Trust and the distribution of such shares to the shareholders of Putnam High Income Opportunities Trust. This was approved as follows:

                               Votes           Votes
                               For             Against       Abstentions
------------------------------------------------------------------------
                               7,023,242       530,636       325,383

All tabulations are rounded to nearest whole number.


Fund information

About Putnam Investments

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57-59 St. James Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary
Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Vice President and Legal
and Compliance Liaison Officer

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9:00 a.m. to 5:00 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) anytime for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Do you want to save paper and receive this document faster?

Shareholders can sign up for email delivery of shareholder reports on www.putnaminvestments.com.

220226  4/05


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: April 27, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: April 27, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: April 27, 2005